SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 or 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Elliot S. Cohen
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number – (360) 734-9900 Ext. 1804

Date of fiscal year end: November 30, 2022
Date of reporting period: November 30, 2022

Item 1. Report to Shareowners

Fund	Ticker	Share Class
Short-Term Bond	STBFX	
Bond Income	SBIFX	
Core	SCORX	
Global High Income	SGHIX	
Growth	SSGFX	Investor Shares
	SGZFX	Z Shares
International	SSIFX	Investor Shares
	SIFZX	Z Shares

SEXTANT MUTUAL FUNDS

Annual Report

November 30, 2022

Performance Summary (as of December 31, 2022)	(unaudited)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-3.87%	-0.56%	0.66%	0.75%	1.46%	0.66%	0.60%

Bloomberg US Aggregate 1-3 Years Index	-3.72%	-0.42%	0.86%	0.86%	1.58%		n/a

FTSE USBIG Govt/Corp 1-3 Year Bond (returns as of May 31, 2022)	-3.51%	0.58%	1.11%	1.02%	1.92%		n/a

Sextant Bond Income Fund (SBIFX)	-16.99%	-4.10%	-0.79%	0.75%	2.49%		0.58%

Bloomberg US Aggregate	-13.01%	-2.71%	0.02%	1.06%	2.66%		n/a

FTSE US Broad Investment-Grade Bond Index	-13.28%	-2.76%	0.01%	1.05%	2.70%		n/a

Sextant Core Fund (SCORX)	-10.38%	3.51%	4.88%	5.48%	4.38%		0.57%

Dow Jones Moderate US Portfolio Index	-14.97%	1.45%	3.25%	5.65%	4.91%		n/a

Sextant Global High Income Fund (SGHIX)	-7.78%	-0.26%	1.78%	3.92%	n/a	0.78%	0.75%

S&P Global 1200 Index	-16.83%	5.32%	6.58%	9.33%	5.97%		n/a

Bloomberg Global High Yield Corporate Index	-12.65%	-1.24%	1.07%	3.20%	5.55%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	-25.25%	6.25%	10.44%	11.20%	7.64%		0.74%

Sextant Growth Fund Z Shares (SGZFX)	-25.07%	6.51%	10.72%	n/a	n/a		0.51%

S&P 500 Index	-18.11%	7.66%	9.41%	12.56%	8.80%		n/a

Sextant International Fund Investor Shares (SSIFX)	-22.62%	1.53%	4.98%	5.29%	3.45%		0.93%

Sextant International Fund Z Shares (SIFZX)	-22.40%	1.73%	5.21%	n/a	n/a		0.72%

MSCI EAFE Index	-14.01%	1.34%	2.03%	5.16%	2.29%		n/a

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period.

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 55 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

Indices: The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment-grade bond prices. Investors cannot invest directly in the

Continued on page 5

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2022	Annual Report

(unaudited)
Fellow Shareowners:	January 19, 2023

In 2022, three consecutive years of highly remunerative stock market returns collided with persistent inflation, the Federal Reserve pushing rates sharply higher, and Russia’s invasion of Ukraine causing food and energy prices to soar. These combined forces, abetted by high valuations, drove equities to their worst annual performance since 2008 and the Global Financial Crisis. Since the end of World War II there have been only three years when the S&P 500 declined by a greater percentage than in 2022: 1974, following the previous year’s OPEC oil price hikes; 2002, following the 2001 Dot Com crash and amid growing tensions over possible war in Iraq; and 2008, as mentioned above.

For the fiscal year ended November 30, 2022, the S&P 500 Index fell -9.21% and the Dow Jones Moderate Portfolio Index lost -11.12%. Foreign markets fared similarly during the period, with the MSCI EAFE Index falling -9.70% and the S&P Global 1200 Index declining -9.38%. Fixed-income markets also faced challenges; the FTSE USBIG Bond Index lost -13.07% and the Bloomberg US Aggregate Index fell -12.84% while the shorter-term Bloomberg US Aggregate 1-3 Year Index fell -4.06%.

How did the Sextant Funds perform in this environment? To paraphrase the old chestnut, when the going gets tough, the tough provide downside protection. No investor enjoys a decline in value, but in 2022 the Sextant Funds’ performance mitigated the downdrafts experienced across the competition and provided returns well ahead of each Fund’s Morningstar category averages. That downside protection was provided not only by the equity funds but also by the hybrid and bond funds. Fixed-income markets suffered one of the worst years in memory, but the investments among the Sextant Funds proved resilient.

For the fiscal year ended November 30, 2022, Sextant Growth Fund Investor Shares declined -17.88%, trailing the S&P 500, but besting the Morningstar Large Growth Category which fell -23.55%. Sextant International Fund Investor Shares retreated -16.31%, compared to the Morningstar Foreign Large Growth Category which fell -20.40%. Sextant Core Fund was somewhat of a bright spot, declining only -5.32%, beating its benchmark Dow Jones Moderate Portfolio Index and the Morningstar Allocation 50% - 70% Equity Category which fell -8.59%. Sextant Global High Income Fund retreated -4.16%, also besting the Morningstar Global Allocation Category’s return of -7.72%. Sextant Bond Income Fund declined -16.94% versus the Morningstar Long-Term Bond Category which fell -23.77%, and Sextant Short-Term Bond Fund declined -4.15% versus the Morningstar Short-Term Bond Category which fell -5.37%.

The Sextant Funds offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income and short-term and long-term fixed-income options. We believe this array of portfolios serves our investors in both bull and bear markets by providing basic elements to build a low-expense, balanced investment program emphasizing a value approach to investing.

Annual Report	November 30, 2022	3

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes range from 0.60% to 1.28%. Saturna Capital helped by capping expenses for the Sextant Short-Term, Sextant Bond Income, and Sextant Global High Income Funds. Overall assets of the Funds were $162 million as of November 30, 2022.

Shareowner Vote

On January 10, 2023, the Trust convened a Special Meeting of Shareowners where shareowners voted to remove the performance fee adjustment (sometimes referred to as a fulcrum fee) from Sextant Growth, Sextant Core, Sextant Global High Income, Sextant Bond Income, and Sextant Short-Term Bond Funds. While the meeting was adjourned to allow more shareowners of the Sextant International Fund to vote, we expect that Fund to meet quorum to remove the performance fee (the adjourned meeting will reconvene on February 6). The Funds’ investment adviser, Saturna Capital, believes this change will simplify the funds’ fee structures resulting in investors better understanding fund fees which could enhance the Funds’ marketability and give them the best chance to grow in the volatile markets we undoubtedly face. More details about the Special Meeting and the shareowner vote are on page 69.

Going Forward

As we embark upon the new year, no question figures more prominently among investors than “What are your market expectations?” Such queries carry greater urgency, given the significant decline in 2022 and recessionary worries in 2023. In response to this question, we typically reply that we are not market prognosticators, preferring to focus on the long-term outlook for the stocks in which we invest. Every four years, however, we arrive upon a market phenomenon with an unblemished multi-decade record of calling the market over the coming year – the Midterm Effect. From 1945 to 2019, the one-year return of the S&P 500 has been positive in 19 out of 19 of the years following a midterm election. For the same period, returns for the S&P 500 in the years following a midterm election averaged 16.28% compared to an average return of 7.99% in other years.

From 1942 until now, the S&P 500 has had 17 down years. However, in that time, there have been only three pairs of consecutive down years (1973-1974, 2000-2001, and 2001-2002). Considering the market’s 2022 downdraft, this perhaps provides another reason for optimism regarding the prospects for 2023 and for remaining engaged with the markets.

We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. We will continue to hold the wheel, actively charting a course through turbulent waters. We thank you for your continued investment with us.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

4	November 30, 2022	Annual Report

Performance Summary (as of November 30, 2022)	(unaudited)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-4.15%	-0.57%	0.62%	0.74%	1.46%	0.66%	0.60%

Bloomberg US Aggregate 1-3 Year Index	-4.06%	-0.41%	0.83%	0.85%	1.60%		n/a

FTSE USBIG Govt/Corp 1-3 Year Bond (returns as of May 31, 2022)	-3.51%	0.58%	1.11%	1.02%	1.92%		n/a

Sextant Bond Income Fund (SBIFX)	-16.94%	-4.12%	-0.54%	0.76%	2.51%		0.58%

Bloomberg US Aggregate Bond Index	-12.84%	-2.59%	0.21%	1.09%	2.71%		n/a

FTSE US Broad Investment-Grade Bond Index	-13.07%	-2.61%	0.22%	1.09%	2.75%		n/a

Sextant Core Fund (SCORX)	-5.32%	4.84%	5.47%	5.81%	4.48%		0.57%

Dow Jones Moderate US Portfolio Index	-11.12%	2.94%	3.94%	6.04%	5.03%		n/a

Sextant Global High Income Fund (SGHIX)	-4.16%	0.53%	2.16%	4.14%	n/a	0.78%	0.75%

S&P Global 1200 Index	-9.38%	8.00%	7.81%	10.02%	6.17%		n/a

Bloomberg Global High Yield Corp	-11.62%	-0.72%	1.04%	3.35%	5.52%		n/a

Sextant Growth Fund Investor Shares (SSGFX)	-17.88%	9.50%	11.95%	12.03%	8.10%		0.74%

Sextant Growth Fund Z Shares (SGZFX)	-17.69%	9.75%	12.23%	n/a	n/a		0.51%

S&P 500 Index	-9.21%	10.88%	10.97%	13.33%	9.18%		n/a

Sextant International Fund Investor Shares (SSIFX)	-16.31%	3.41%	5.95%	5.92%	3.59%		0.93%

Sextant International Fund Z Shares (SIFZX)	-16.17%	3.60%	6.17%	n/a	n/a		0.72%

MSCI EAFE Index	-9.70%	2.39%	2.34%	5.48%	2.13%		n/a

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

Continued from page 2

indices. The Bloomberg US Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, US dollar-denominated, fixed-rate taxable bond market. The Bloomberg US Aggregate 1-3 Years Index tracks bonds with 1 to 3-year maturities within the flagship Bloomberg US Aggregate Bond Index. The FTSE Gov./Corp. Investment Grade Index 1-3 Years is a broad-based index of shorter-term, investment-grade US government and corporate bond prices that reflects no deductions for fees, expenses, or taxes. The FTSE USBIG Govt/Corp 1-3 Year Index is presented through May 31, 2022, as it was discontinued as of that date by the index provider. Effective May 31, 2022, the performance benchmark against which the Sextant Bond Income Fund compares its performance was changed from the FTSE US Broad Investment Grade Index to the Bloomberg US Aggregate Bond Index, which the investment adviser believes better reflects the Fund’s investment approach.

Annual Report	November 30, 2022	5

Sextant Short-Term Bond Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Short-Term Bond Fund	-4.15%	0.62%	0.74%	0.66%

Bloomberg US Aggregate 1-3 Year Index	-4.06%	0.83%	0.85%	n/a

FTSE USBIG Govt/Corp 1-3 Year Bond (returns as of May 31, 2022)	-3.51%	1.11%	1.02%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2012, to an identical amount invested in the Bloomberg US Aggregate 1-3 Years Index (the Fund’s current index) and the FTSE USBIG Govt/Corp 1-3 Year Index. Both are broad-based indices of shorter-term investment grade US government and corporate bond prices. The graph shows that an investment in the Fund would have risen to $10,768 versus $10,880 in the Bloomberg Index and $11,622 in the FTSE Index. The FTSE USBIG Govt/Corp 1-3 Year Index is presented through May 31, 2022, as it was discontinued as of that date by the index provider.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (2.50% due 08/15/2023)	6.8%

United States Cash Management Bill (0.00% due 01/05/2023)	4.8%

United States Cash Management Bill (0.00% due 04/20/2023)	4.8%

United States Treasury Note (2.625% due 12/31/2025)	4.7%

Swiss Re America Holding (7.00% due 02/15/2026)	3.2%

Qualcomm (2.60% due 01/30/2023)	3.2%

Gilead Sciences (2.50% due 09/01/2023)	3.2%

Microsoft (2.375% due 05/01/2023)	3.2%

United States Treasury Note (2.875% due 04/30/2025)	3.1%

Exelon Generation (3.25% due 06/01/2025)	3.1%

Portfolio Diversification

% of Total Net Assets

Government Bonds	34.0%	∎
Financials	13.7%	∎
Technology	11.2%	∎
Utilities	10.4%	∎
Consumer Staples	9.9%	∎
Materials	7.5%	∎
Consumer Discretionary	3.7%	∎
Health Care	3.6%	∎
Other Assets (net of liabilities)	6.0%	∎

6	November 30, 2022	Annual Report

Sextant Short-Term Bond Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

The Sextant Short-Term Bond Fund returned -4.15% for the 12-month period ended November 30, 2022. The Fund’s return was lower than the -4.06% return of the Bloomberg US Aggregate 1-3 Year Index, but higher than the -5.37% average return of its Morningstar Short-Term Bond peer group. For the five-year period ended November 30, 2022, the Fund provided a 0.62% annualized total return versus 0.83% for the Index and 0.88% for the Morningstar peer group. The Fund’s share price was $5.07 at the end of fiscal year 2021, then fell to $4.80 at the end of fiscal year 2022. The Fund’s 30-day yield was 1.53% and its unsubsidized 30-day yield was 1.08%. The Fund’s expense ratio was 0.60%.

Factors Affecting Past Performance

2022 was a tumultuous year for bond markets; the trailing 12-month returns of intermediate-term government bonds between November 2021 and October 2022 were the worst of any 12-month period since 1926.1 The driving forces behind the bond market sell-off were decades-high inflation and the resulting need for the Federal Reserve (the “Fed”) to hike rates at a pace not seen since the 1980s. After starting the year near-zero, the Fed raised rates by 375 basis points (bps) by the end of November. The rapid pace in hikes caught markets off guard, leading to elevated volatility in bonds.

The Sextant Short-Term Bond Fund outperformed its Morningstar peer group over the year largely due to the Fund’s favorable duration and credit positioning. Increased inflation expectations signaled the potential for further shocks, so we lowered the Fund’s duration. Between November 30, 2021, and November 30, 2022, the Fund lowered its effective duration from 2.15 to 1.82 years; meanwhile, the Morningstar peer group maintained its duration of around 2.70 years. Rates across the front-end of the yield curve rose approximately 400 bps in 2022. This rise in yields had a greater impact on longer-dated securities; the ICE BofA 1-3 Year US Corporate Index dropped -4.40% and the ICE BofA 3-5 Year US Corporate Index dropped -8.26%.

The Sextant Short-Term Bond Fund was favorably positioned in high-quality credits. At fiscal year-end 2021, the Fund’s holdings averaged an A credit rating while its Morningstar peer group had a BBB average rating. At fiscal year-end 2022, both the Fund and its peer group averaged an A+ rating. The ICE BofA US Corporate Index for A-rated credits returned -14.70% for the 2022 fiscal year, while the ICE BofA US Corporate Index for BBB-rated credits returned -15.82%.

Management Fee Calculations

The Sextant Short-Term Bond Fund calculates the performance part of its management fee by comparing the Fund’s return to its Morningstar category’s average return. As of November 30, 2022, the Fund had a 12-month return of -4.15%, leading the Morningstar category average of -5.37% by more than 1% but less than 2%. Therefore, the base annual management fee of 0.50% for the Fund was increased to 0.60% for the month of December 2022.

[1]	Rekenthaler, John. “The Worst Bond Market Ever.” Morningstar, November 21, 2022. https://www.morningstar.com/articles/1126416/the-worst-bond-market-ever

Annual Report	November 30, 2022	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2022

Corporate Bonds – 60.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

AutoZone	3.25% due 04/15/2025	$300,000	$288,215	2.4%

EBAY	2.75% due 01/30/2023	100,000	99,685	0.8%

VF	2.40% due 04/23/2025	67,000	62,716	0.5%

			450,616	3.7%

Consumer Staples

Costco Wholesale	2.75% due 05/18/2024	385,000	375,799	3.1%

Dollar General	4.15% due 11/01/2025	300,000	293,425	2.4%

Procter & Gamble	2.80% due 03/25/2027	250,000	235,249	1.9%

Walmart	2.85% due 07/08/2024	325,000	316,724	2.5%

			1,221,197	9.9%

Financials

Bank of America Corp	3.50% due 04/19/2026	400,000	383,175	3.1%

JPMorgan Chase & Co	3.30% due 04/01/2026	300,000	286,075	2.4%

PayPal Holdings	2.65% due 10/01/2026	300,000	278,314	2.3%

Swiss Re America Holding	7.00% due 02/15/2026	378,000	399,789	3.2%

Visa	3.15% due 12/14/2025	350,000	336,666	2.7%

			1,684,019	13.7%

Health Care

Gilead Sciences	2.50% due 09/01/2023	400,000	392,631	3.2%

Johnson & Johnson	2.45% due 03/01/2026	50,000	47,391	0.4%

			440,022	3.6%

Materials

BHP Billiton	3.85% due 09/30/2023	150,000	148,573	1.2%

DuPont De Nemours	4.493% due 11/15/2025	383,000	379,527	3.1%

Kinross Gold	5.95% due 03/15/2024	250,000	250,823	2.0%

Mosaic	4.25% due 11/15/2023	150,000	148,499	1.2%

			927,422	7.5%

Technology

Microsoft	2.375% due 05/01/2023	395,000	391,420	3.2%

Oracle	2.95% due 05/15/2025	275,000	261,781	2.1%

Qualcomm	2.60% due 01/30/2023	400,000	398,866	3.2%

Take-Two Interactive Software	3.70% due 04/14/2027	350,000	331,521	2.7%

			1,383,588	11.2%

Continued on next page.

8	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments				As of November 30, 2022

Corporate Bonds – 60.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Utilities

Edison International	3.55% due 11/15/2024	$350,000	$336,622	2.8%

Exelon Generation	3.25% due 06/01/2025	400,000	383,651	3.1%

Florida Power & Light	2.85% due 04/01/2025	320,000	306,840	2.5%

PacifiCorp	2.95% due 06/01/2023	250,000	247,245	2.0%

			1,274,358	10.4%

Total Corporate Bonds	(Cost $7,764,815)		$7,381,222	60.0%

Government Bonds – 34.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Government Sponsored

Federal Farm Credit Bank	3.50% due 12/20/2023	$200,000	$196,821	1.6%

Federal Home Loan Bank	3.375% due 12/08/2023	300,000	295,652	2.4%

			492,473	4.0%

United States Treasury Bills

United States Cash Management Bill	0.00% due 01/05/2023	600,000	597,788	4.8%

United States Cash Management Bill	0.00% due 04/20/2023	600,000	589,838	4.8%

			1,187,626	9.6%

United States Treasury Notes

United States Treasury Note	2.50% due 08/15/2023	850,000	836,752	6.8%

United States Treasury Note	0.125% due 08/31/2023	300,000	289,863	2.4%

United States Treasury Note	2.25% due 10/31/2024	100,000	96,051	0.7%

United States Treasury Note	2.875% due 04/30/2025	400,000	387,219	3.1%

United States Treasury Note	2.625% due 12/31/2025	600,000	574,594	4.7%

United States Treasury Note	2.375% due 05/15/2027	350,000	327,906	2.7%

			2,512,385	20.4%

Total Government Bonds	(Cost $4,327,545)		$4,192,484	34.0%

Total investments	(Cost $12,092,360)		$11,573,706	94.0%

Other assets (net of liabilities)			735,728	6.0%

Total net assets			$12,309,434	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	9

Sextant Short-Term Bond Fund

Bond Quality Diversification			(unaudited)

% of Total Net Assets
Rated “AAA”	21.6%	∎
Rated “AA+”	16.0%	∎
Rated “AA”	2.5%	∎
Rated “AA-”	4.6%	∎
Rated “A+”	7.6%	∎
Rated “A”	6.4%	∎
Rated “A-”	9.0%	∎
Rated “BBB+”	7.6%	∎
Rated “BBB”	13.9%	∎
Rated “BBB-”	4.8%	∎
Other assets (net of liabilities)	6.0%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

10	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $12,092,360)	$11,573,706

Cash	664,901

Dividends and interest receivable	75,393

Prepaid expenses	9,638

Receivable for Fund shares sold	227

Total assets	12,323,865

Liabilities

Accrued audit expenses	5,180

Accrued retirement plan custody fee	2,860

Payable for Fund shares redeemed	2,700

Accrued printing fees	1,995

Accrued Chief Compliance Officer expenses	494

Accrued other expenses	456

Accrued advisory fees	400

Accrued legal expenses	299

Accrued trustee expenses	47

Total liabilities	14,431

Net Assets	$12,309,434

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	12,916,528

Total distributable earnings	(607,094)

Net assets applicable to Fund shares outstanding	$12,309,434

Fund shares outstanding	2,565,531

Net asset value, offering, and redemption price per share	$4.80

Statement of Operations

Year ended November 30, 2022

Investment income

Interest income	$219,711

Total investment income	219,711

Expenses

Investment advisory fees	59,906

Filing and registration fees	26,931

Audit fees	6,818

Retirement plan custodial fees	2,780

Chief Compliance Officer expenses	2,428

Legal fees	2,421

Trustee fees	2,209

Other expenses	1,271

Printing and posting fees	639

Custodian fees	487

Total gross expenses	105,890

Less adviser fees waived	(33,392)

Less custodian fee credits	(487)

Net expenses	72,011

Net investment income	$147,700

Net realized loss from investments	$(83,277)

Net decrease in unrealized appreciation on investments	(565,403)

Net loss on investments	$(648,680)

Net decrease in net assets resulting from operations	$(500,980)

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	11

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Increase in net assets from operations

From operations

Net investment income	$147,700	$132,187

Net realized gain (loss) on investment	(83,277)	15,076

Net decrease in unrealized appreciation	(565,403)	(257,024)

Net decrease in net assets	(500,980)	(109,761)

Distributions to shareowners	(147,690)	(132,185)

Capital share transactions

Proceeds from sales of shares	1,690,769	2,465,536

Value of shares issued in reinvestment of dividends	147,117	131,473

Cost of shares redeemed	(799,511)	(1,861,789)

Total capital shares transactions	1,038,375	735,220

Total increase in net assets	389,705	493,274

Net assets

Beginning of year	11,919,729	11,426,455

End of year	$12,309,434	$11,919,729

Shares of the Fund sold and redeemed

Number of shares sold	345,687	478,913

Number of shares issued in reinvestment of dividends	30,209	25,661

Number of shares redeemed	(162,491)	(362,936)

Net increase in number of shares outstanding	213,405	141,638

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$5.07	$5.17	$5.08	$4.94	$5.00

Income from investment operations

Net investment income	0.06	0.06	0.08	0.09	0.07

Net gains (losses) on securities (both realized and unrealized)	(0.27)	(0.10)	0.09	0.14	(0.06)

Total from investment operations	(0.21)	(0.04)	0.17	0.23	0.01

Less distributions

Dividends (from net investment income)	(0.06)	(0.06)	(0.08)	(0.09)	(0.07)

Distributions from capital gains	-	-	-	-	(0.00	)A

Total distributions	(0.06)	(0.06)	(0.08)	(0.09)	(0.07)

Net asset value at end of year	$4.80	$5.07	$5.17	$5.08	$4.94

Total return	(4.15)%	(0.88)%	3.46%	4.64%	0.26%

Ratios / supplemental data

Net assets ($000), end of year	$12,309	$11,920	$11,426	$11,089	$10,276

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee credits	0.88%	0.66%	0.90%	0.87%	0.91%

After adviser fees waiver	0.60%	0.59%	0.60%	0.61%	0.61%

After adviser fees waiver and custodian fee credits	0.60%	0.59%	0.60%	0.60%	0.60%

Ratio of net investment income after adviser fee waivers and custodian fee credits to average net assets	1.23%	1.07%	1.64%	1.75%	1.44%

Portfolio turnover rate	41%	29%	36%	32%	36%

A Amount is less than $0.01.

12	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Bond Income Fund	-16.94%	0.54%	0.76%	0.58%

Bloomberg US Aggregate Bond Index	-12.84%	0.21%	1.09%	n/a

FTSE US Broad Investment-Grade Bond Index	-13.07%	0.22%	1.09%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2012, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment-grade bond prices, and the Bloomberg US Aggregate Bond Index, a broad-based, flagship benchmark that measures the investment-grade, US dollar-denominated, fixed-rate taxable bond market. The graph shows that an investment in the Fund would have risen to $10,788 versus $11,151 in the FTSE US Broad Investment-Grade Bond Index and $11,142 in the Bloomberg US Aggregate Bond Index. Effective May 31, 2022, the performance benchmark against which the Fund compares its performance was changed from the FTSE US Broad Investment Grade Index to the Bloomberg US Aggregate Bond Index, which the investment adviser believes better reflects the Fund’s investment approach.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.58%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.25% due 05/15/2039)	8.2%

United States Treasury Bond (3.375% due 11/15/2048)	5.1%

United States Treasury Bond (5.375% due 02/15/2031)	4.6%

Apple (4.50% due 02/23/2036)	3.6%

Microsoft (4.20% due 11/03/2035)	3.5%

Intel (4.00% due 12/15/2032)	3.4%

Home Depot (5.875% due 12/16/2036)	3.3%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.1%

Praxair (3.55% due 11/07/2042)	2.9%

United Technologies (6.05% due 06/01/2036)	2.7%

Portfolio Diversification

% of Total Net Assets

Government Bonds	26.4%	∎
Technology	11.0%	∎
Health Care	10.6%	∎
Financials	8.6%	∎
Utilities	7.4%	∎
Industrials	7.0%	∎

Energy	6.0%	∎

Consumer Discretionary	5.8%	∎

Consumer Staples	5.4%	∎

Materials	2.9%	∎

Other assets (net of liabilities)	8.9%	∎

Annual Report	November 30, 2022	13

Sextant Bond Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

For the fiscal year ended November 30, 2022, the Sextant Bond Income Fund returned -16.94%, trailing the FTSE USBIG Bond Index, which returned -13.07%, and the Bloomberg US Aggregate Index, which returned -12.84%. For the five years ended November 30, 2022, the Fund narrowly underperformed both indices with an annualized total return of -0.54%, compared to 0.22% for the FTSE USBIG Bond Index, and 0.21% for the Bloomberg US Aggregate Bond Index. The primary reason for the Fund’s underperformance was that the Fund had a longer maturity profile relative the Indices, and 2022 was a year of rising rates.

Factors Affecting Past Performance

Over the fiscal year, we observed pervasive high inflation, energy supply constraints, and ever-increasing debts and deficits among world economies. The shape of the Treasury yield curve shifted dramatically over the 12-month period, moving from an upward sloping curve to a curve with an inversion of 70 basis points (bps) in the two-year and 10-year Treasurys. The entire curve also shifted upward, and the six-month Treasury rose a staggering 458 bps. With such a dramatic rise in yields, performance was generally worse for longer duration bonds and better for shorter duration bonds, with almost all fixed-income securities producing a negative return.

As of November 30, 2022, Sextant Bond Income Fund had 61.21% of assets in bonds maturing in 10+ years, while the FTSE USBIG Bond Index had around 19%, and the Bloomberg US Aggregate Bond Index has 17.20%. The Fund’s effective duration of eight years was significantly longer than that of both indices which had effective durations of around six years. More exposure to movements in interest rates resulted in additional downward movement in net asset value (NAV). However, the Fund was positioned as conservatively as possible within its objectives and mandate.

During the year, the Sextant Bond Income Fund maintained an average effective maturity of 11.4 years, down from 12.7 years at the end of fiscal 2021, and defensively positioned relative to the Morningstar Long-Term Bond category average of 19.0 years. The Fund also targets holdings with a bigger coupon, allowing income to contribute to price stability. As a result, the Fund was in the 11th percentile for the year ended November 30, 2022, in the Morningstar Long-Term Bond category.

Looking Forward

We expect continued upward pressure on yields and the Treasury yield curve for the next fiscal year. Inflation will likely continue to be present. We are defensively positioning the portfolio to withstand anticipated yield curve changes, currency movements, and inflationary pressures. Our goal has always been to choose good companies and invest through cycles.

Management Fee Calculations

The Sextant Bond Income Fund calculates the performance part of its management fee by comparing the Fund’s return to its Morningstar category’s average return. As of November 30, 2022, the Fund had a 12-month return of -16.94%, ahead of the Morningstar category average of -23.77% by more than 2%. Therefore, the base annual management fee of 0.50% for the Fund was increased to 0.70% for the month of December 2022.

14	November 30, 2022	Annual Report

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2022

Corporate Bonds – 64.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Home Depot	5.875% due 12/16/2036	$300,000	$324,494	3.3%

Lowe’s	5.80% due 10/15/2036	250,000	246,117	2.5%

			570,611	5.8%

Consumer Staples

Kimberly Clark	5.30% due 03/01/2041	100,000	100,632	1.0%

Procter & Gamble	5.50% due 02/01/2034	200,000	211,152	2.2%

Unilever Capital	5.90% due 11/15/2032	200,000	217,502	2.2%

			529,286	5.4%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	104,347	1.1%

Canadian Natural Resources	6.45% due 06/30/2033	225,000	231,594	2.4%

Statoil	7.15% due 01/15/2029	224,000	249,539	2.5%

			585,480	6.0%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	240,439	2.4%

Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	224,765	2.3%

Chubb Ina Holdings	4.35% due 11/03/2045	100,000	87,935	0.9%

State Street(Quarterly US LIBOR plus 100)[1]	4.29257% due 06/15/2047	100,000	75,081	0.8%

UBS AG Stamford CT	7.75% due 09/01/2026	200,000	215,220	2.2%

			843,440	8.6%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	252,032	2.6%

Johnson & Johnson	4.95% due 05/15/2033	226,000	237,446	2.4%

Johnson & Johnson	5.85% due 07/15/2038	50,000	55,451	0.6%

Medtronic	4.375% due 03/15/2035	260,000	249,392	2.5%

Merck & Co.	6.50% due 12/01/2033	215,000	244,960	2.5%

			1,039,281	10.6%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	310,000	304,747	3.1%

Deere & Co.	8.10% due 05/15/2030	95,000	113,493	1.2%

United Technologies	6.05% due 06/01/2036	250,000	267,451	2.7%

			685,691	7.0%

Materials

Praxair	3.55% due 11/07/2042	350,000	283,152	2.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	15

Sextant Bond Income Fund

Schedule of Investments				As of November 30, 2022

Corporate Bonds – 64.7%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$351,858	3.6%

Intel	4.00% due 12/15/2032	360,000	334,831	3.4%

Microsoft	4.20% due 11/03/2035	350,000	344,411	3.5%

Microsoft	5.30% due 02/08/2041	50,000	53,800	0.5%

			1,084,900	11.0%

Utilities

Alabama Power	4.15% due 08/15/2044	200,000	167,559	1.7%

Entergy Louisiana	5.40% due 11/01/2024	200,000	201,709	2.1%

Florida Power & Light	5.95% due 10/01/2033	100,000	105,735	1.0%

Puget Sound Energy	4.434% due 11/15/2041	300,000	252,968	2.6%

			727,971	7.4%

Total Corporate Bonds	(Cost $7,265,037)		$6,349,812	64.7%

Government Bonds – 26.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$179,653	1.8%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	182,418	1.9%

United States Treasury Bond	6.125% due 08/15/2029	225,000	254,865	2.6%

United States Treasury Bond	6.25% due 05/15/2030	75,000	86,830	0.9%

United States Treasury Bond	5.375% due 02/15/2031	400,000	445,313	4.6%

United States Treasury Bond	4.25% due 05/15/2039	770,000	807,898	8.2%

United States Treasury Bond	3.125% due 11/15/2041	145,000	127,606	1.3%

United States Treasury Bond	3.375% due 11/15/2048	560,000	505,116	5.1%

			2,410,046	24.6%

Total Government Bonds	(Cost $3,150,247)		$2,589,699	26.4%

Total investments	(Cost $10,415,284)		$8,939,511	91.1%

Other assets (net of liabilities)			874,722	8.9%

Total net assets			$9,814,233	100.0%

[1]	Variable rate security. The interest rate represents the rate in effect at November 30, 2022 and resets periodically based on the parenthetically disclosed reference rate and spread.

16	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	31.6%	∎
Rated “AA+”	3.6%	∎
Rated “AA-”	6.5%	∎
Rated “A+”	9.1%	∎
Rated “A”	10.5%	∎
Rated “A-”	14.2%	∎
Rated “BBB+”	9.8%	∎
Rated “BBB”	3.4%	∎
Rated “BBB-”	2.4%	∎
Other assets (net of liabilities)	8.9%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	17

Sextant Bond Income Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $10,415,284)	$8,939,511

Cash	768,887

Interest receivable	106,862

Prepaid expenses	10,758

Other assets	400

Receivable for Fund shares sold	137

Total assets	9,826,555

Liabilities

Accrued audit expenses	4,079

Accrued retirement plan custody fee	2,386

Accrued advisory fees	1,597

Accrued postage fees	1,456

Accrued printing fees	1,147

Accrued authentication expenses	832

Accrued Chief Compliance Officer expenses	401

Accrued legal expenses	294

Accrued trustee expenses	130

Total liabilities	12,322

Net assets	$9,814,233

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,304,300

Total distributable earnings	(1,490,067)

Net assets applicable to Fund shares outstanding	$9,814,233

Fund shares outstanding	2,247,920

Net asset value, offering, and redemption price per share	$4.37

Statement of Operations

Year ended November 30, 2022

Investment income

Interest income	$347,122

Total investment income	347,122

Expenses

Investment advisory fees	65,241

Filing and registration fees	26,844

Audit fees	7,000

Trustee fees	2,762

Retirement plan custodial fees	2,393

Chief Compliance Officer expenses	2,033

Legal fees	2,007

Other expenses	1,331

Custodian fees	440

Printing and postage fees	259

Total gross expenses	110,310

Less adviser fees waived	(39,940)

Less custodian fee credits	(440)

Net expenses	69,930

Net investment income	$277,192

Net decrease in unrealized appreciation on investments	$(2,368,106)

Net loss on investments	$(2,368,106)

Net decrease in net assets resulting from operations	$(2,090,914)

18	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$277,192	$299,437

Net decrease in unrealized appreciation	(2,368,106)	(616,441)

Net decrease in net assets	(2,090,914)	(317,004)

Distributions to shareowners	(277,203)	(299,448)

Capital share transactions

Proceeds from sales of shares	507,351	687,194

Value of shares issued in reinvestment of dividends	270,589	284,490

Cost of shares redeemed	(1,128,328)	(1,864,640)

Total capital share transactions	(350,388)	(892,956)

Total decrease in net assets	(2,718,505)	(1,509,408)

Net assets

Beginning of year	12,532,738	14,042,146

End of year	$9,814,233	$12,532,738

Shares of the Fund sold and redeemed

Number of shares sold	104,214	126,340

Number of shares issued in reinvestment of dividends	57,728	52,576

Number of shares redeemed	(233,970)	(345,387)

Net decrease in number of shares outstanding	(72,028)	(166,471)

Financial Highlights		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$5.40	$5.65	$5.34	$4.89	$5.14

Income from investment operations

Net investment income	0.12	0.13	0.14	0.15	0.16

Net gains (losses) on securities (both realized and unrealized)	(1.03)	(0.25)	0.31	0.45	(0.25)

Total from investment operations	(0.91)	(0.12)	0.45	0.60	(0.09)

Less distributions

Dividends (from net investment income)	(0.12)	(0.13)	(0.14)	(0.15)	(0.16)

Total distributions	(0.12)	(0.13)	(0.14)	(0.15)	(0.16)

Net asset value at end of year	$4.37	$5.40	$5.65	$5.34	$4.89

Total return	(16.94)%	(2.19)%	8.48%	12.45%	(1.78)%

Ratios / supplemental data

Net assets ($000), end of year	$9,814	$12,533	$14,042	$12,454	$10,933

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee credits	1.03%	0.58%	0.63%	0.71%	0.86%

After adviser fees waiver	0.65%	0.53%	0.48%	0.55%	0.66%

After adviser fees waiver and custodian fee credits	0.65%	0.53%	0.48%	0.55%	0.65%

Ratio of net investment income after adviser fee waiver and custodian credits to average net assets	2.58%	2.31%	2.50%	2.96%	3.20%

Portfolio turnover rate	0%	3%	13%	21%	0%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	19

Sextant Core Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Core Fund	-5.32%	5.47%	5.81%	0.57%

Dow Jones Moderate US Portfolio Index	-11.12%	3.94%	6.04%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2012, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $15,768 versus $17,982 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (0.125% due 08/31/2023)	4.5%

ConocoPhillips	2.6%

United States Treasury Bond (6.25% due 08/15/2023)	2.3%

Novo Nordisk ADR	2.1%

United States Treasury Note (1.125% due 01/15/2025)	1.9%

Johnson Controls International	1.8%

United States Treasury Note (2.75% due 11/15/2023)	1.8%

NextEra Energy	1.8%

Linde	1.7%

Welltower (4.25% due 04/15/2028)	1.7%

Asset Allocation

% of Total Net Assets

Equity Securities	57.4%	∎
Fixed-Income Securities	36.2%	∎
Other assets (net of liabilities)	6.4%	∎

Portfolio Diversification

	% of Total Net Assets

Sectors	Equity	Bonds

Industrials	10.2%	5.3%

Government Bonds	0.0%	14.3%

Health Care	9.3%	2.1%

Technology	9.1%	1.1%

Consumer Discretionary	7.1%	2.8%

Financials	3.9%	3.2%

Communications	2.9%	3.9%

Energy	4.7%	0.0%

Consumer Staples	3.3%	1.1%

Materials	4.3%	0.0%

Utilities	2.6%	1.3%

Municipal Bonds	0.0%	1.1%

Total	57.4%	36.2%

20	November 30, 2022	Annual Report

Sextant Core Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

The Sextant Core Fund produced a one-year return of -5.32% as of November 30, 2022. The Fund’s benchmark, the Dow Jones Moderate Portfolio Index, returned -11.12% for the same period. The Fund outperformed the benchmark for each month of the year. At fiscal year-end, the Fund recorded a 30-day yield of 1.88% and reported turnover of 10.23% for 2022.

(photo omitted)

Factors Affecting Past Performance

Equities

The Sextant Core Fund’s mandate allocates a 60% weight in equity securities, with two-thirds being US-domiciled companies and one-third foreign-domiciled companies. The Fund generally holds equity positions in larger companies with strong balance sheets; the average market capitalization of positions held by the Fund was $118.7 billion with 22% total debt to market capitalization at fiscal year-end. The Fund’s 57.49% equity allocation at year-end was comprised of 53 positions across 10 countries.

At fiscal year-end 2021, the largest sector of the equity portion of the Sextant Core Fund was Technology at 21.9%, followed by Health Care (16.8%), and Industrials (12.8%). At the end of fiscal year 2022, the largest sector of the equity portion of the portfolio was Industrials at 17.7%, followed by Health Care (16.3%), and Technology (17.5%). Positive contributors from the Energy, Industrial, and Health Care sectors were offset by positions in the Materials, Technology, and Financial sectors.

Fixed Income

The Sextant Core Fund targets an allocation of 40% cash and investment-grade fixed-income securities. The Federal Reserve (the “Fed”) raised interest rates aggressively during the year, with five rate hikes increasing the federal funds rate by 3% as the Fed attempted to cool demand and slow the rate of inflation. Higher interest rates caused the prices of existing bonds to fall, but also provided the opportunity to reinvest interest payments and proceeds from maturing bonds at these higher interest rate levels and cushion portfolio volatility.

Looking Forward

The US equity market ended the fiscal year in a downtrend, with expectations that year-over-year economic and corporate earnings comparisons may face growing pressure in 2023. There are risks to growth in Europe and parts of Asia as well. The US capital markets appear to anticipate tighter monetary policy in combination with moderating fiscal policy during the first quarter of fiscal year 2023. Existing risks to economic growth such as deglobalization, supply chain interruption, and workforce issues are now joined by concerns of potentially persistent inflation — notably energy costs.

Management Fee Calculations

The Sextant Core Fund calculates the performance part of its management fee by comparing the Fund’s return to its Morningstar category’s average return. As of November 30, 2022, the Fund had a 12-month return of -5.32%, ahead of the Morningstar category average of -8.59% by more than 2%. Therefore, the base annual management fee of 0.50% for the Fund was increased to 0.70% for the month of December 2022.

Annual Report	November 30, 2022	21

Sextant Core Fund

Schedule of Investments				As of November 30, 2022

Common Stocks – 57.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A2	2,000	$77,588	$201,980	United States	1.0%

Telecom Carriers

BCE	4,000	168,153	190,560	Canada	1.0%

Telus	8,000	143,751	170,480	Canada	0.9%

		311,904	361,040		1.9%

		389,492	563,020		2.9%

Consumer Discretionary

Automotive Retailers

O’Reilly Automotive[2]	160	135,486	138,326	United States	0.7%

Home Products Stores

Floor & Decor Holdings[2]	1,900	138,164	141,797	United States	0.8%

Home Depot	600	114,158	194,394	United States	1.0%

Lowe’s	1,100	75,376	233,805	United States	1.2%

		327,698	569,996		3.0%

Specialty Apparel Stores

Lululemon Athletica[2]	550	177,757	209,171	United States	1.1%

Ross Stores	2,000	148,198	235,340	United States	1.2%

TJX Companies	2,700	139,837	216,135	United States	1.1%

		465,792	660,646		3.4%

		928,976	1,368,968		7.1%

Consumer Staples

Beverages

PepsiCo	1,250	126,934	231,887	United States	1.2%

Household Products

Procter & Gamble	1,150	93,040	171,534	United States	0.9%

Packaged Food

Nestle ADR	1,900	147,925	226,081	Switzerland	1.2%

		367,899	629,502		3.3%

Energy

Exploration & Production

ConocoPhillips	4,000	159,112	494,040	United States	2.6%

Integrated Oils

Shell ADR	5,100	191,607	298,197	Netherlands	1.5%

Refining & Marketing

Phillips 66	1,100	73,403	119,284	United States	0.6%

		424,122	911,521		4.7%

Continued on next page.

22	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of November 30, 2022

Common Stocks – 57.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	500	$137,490	$178,200	United States	0.9%

Visa	900	138,795	195,300	United States	1.0%

		276,285	373,500		1.9%

Institutional Brokerage

Virtu Financial	9,000	149,940	199,620	United States	1.1%

P&C Insurance

Chubb	810	102,989	177,868	Switzerland	0.9%

		529,214	750,988		3.9%

Health Care

Large Pharma

AstraZeneca ADR	3,000	178,388	203,910	United Kingdom	1.1%

Bristol-Myers Squibb	3,200	170,677	256,896	United States	1.3%

Johnson & Johnson	1,515	131,720	269,670	United States	1.4%

Novo Nordisk ADR	3,300	162,632	411,180	Denmark	2.1%

Pfizer	4,100	136,419	205,533	United States	1.1%

		779,836	1,347,189		7.0%

Managed Care

UnitedHealth Group	300	103,583	164,328	United States	0.8%

Medical Devices

Abbott Laboratories	2,700	97,630	290,466	United States	1.5%

		981,049	1,801,983		9.3%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	1,000	49,532	219,550	United States	1.2%

Johnson Controls International	5,350	205,042	355,454	United States	1.8%

		254,574	575,004		3.0%

Electrical Power Equipment

Eaton Corp	2,000	298,440	326,900	United States	1.7%

Flow Control Equipment

Parker Hannifin	800	78,065	239,152	United States	1.2%

Industrial Distribution & Rental

Fastenal	2,800	64,603	144,228	United States	0.8%

Industrial Machinery

Illinois Tool Works	525	116,199	119,422	United States	0.6%

Rail Freight

Canadian National Railway	2,000	86,366	256,860	Canada	1.3%

Canadian Pacific Railway	2,018	142,794	165,294	Canada	0.9%

		229,160	422,154		2.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	23

Sextant Core Fund

Schedule of Investments				As of November 30, 2022

Common Stocks – 57.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Industrials (continued)

Waste Management

Republic Services	950	$116,161	$132,326	United States	0.7%

		1,157,202	1,959,186		10.2%

Materials

Basic & Diversified Chemicals

Linde	1,000	102,982	336,480	Ireland	1.7%

Precious Metal Mining

Barrick Gold	10,000	177,238	163,200	Canada	0.8%

Newmont	4,000	162,593	189,880	United States	1.0%

		339,831	353,080		1.8%

Specialty Chemicals

RPM International	1,400	44,141	145,068	United States	0.8%

		486,954	834,628		4.3%

Technology

Application Software

Activision Blizzard	1,900	141,605	140,505	United States	0.7%

Communications Equipment

Apple	1,900	44,723	281,257	United States	1.5%

Motorola Solutions	770	187,585	209,594	United States	1.1%

		232,308	490,851		2.6%

Consumer Electronics

Sony ADR	1,900	146,607	157,833	Japan	0.8%

Information Services

Experian	2,300	79,023	80,408	United States	0.4%

Infrastructure Software

Microsoft	800	99,998	204,112	United States	1.1%

Oracle	3,100	124,402	257,393	United States	1.3%

		224,400	461,505		2.4%

Semiconductor Devices

Infineon Technologies ADR	4,775	105,273	161,013	Germany	0.8%

Micron Technology	1,550	59,028	89,358	United States	0.4%

NXP Semiconductors	950	90,828	167,048	Netherlands	0.9%

Qualcomm	100	5,186	12,649	United States	0.1%

		260,315	430,068		2.2%

		1,084,258	1,761,170		9.1%

Continued on next page.

24	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of November 30, 2022

Common Stocks – 57.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Utilities

Integrated Utilities

Duke Energy	1,600	$141,145	$159,888	United States	0.8%

NextEra Energy	4,000	72,152	338,800	United States	1.8%

		213,297	498,688		2.6%

Total Common Stocks		$6,562,463	$11,079,654		57.4%

Corporate Bonds – 20.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Communications

Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$162,005	0.9%

Comcast Corp	5.65% due 06/15/2035	300,000	313,388	1.6%

Walt Disney	6.40% due 12/15/2035	250,000	276,839	1.4%

			752,232	3.9%

Consumer Discretionary

Expedia Group	5.00% due 02/15/2026	250,000	249,013	1.3%

Lowe’s	4.25% due 09/15/2044	250,000	194,934	1.0%

Stanford University	4.013% due 05/01/2042	100,000	87,649	0.5%

			531,596	2.8%

Consumer Staples

Coca Cola Co	1.00% due 03/15/2028	250,000	211,415	1.1%

Financials

Charles Schwab Corp	3.00% due 03/10/2025	300,000	288,607	1.5%

Welltower	4.25% due 04/15/2028	350,000	330,234	1.7%

			618,841	3.2%

Health Care

Cardinal Health	3.50% due 11/15/2024	155,000	149,963	0.8%

Gilead Sciences	3.70% due 04/01/2024	250,000	245,841	1.3%

			395,804	2.1%

Industrials

Burlington Northern Santa Fe	6.20% due 08/15/2036	150,000	164,384	0.9%

CSX Corp	4.65% due 03/01/2068	300,000	257,053	1.3%

FedEx	3.90% due 02/01/2035	250,000	213,515	1.1%

Legrand France Yankee	8.50% due 02/15/2025	170,000	183,795	0.9%

Union Pacific	3.375% due 02/01/2035	250,000	213,255	1.1%

			1,032,002	5.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	25

Sextant Core Fund

Schedule of Investments				As of November 30, 2022

Corporate Bonds – 20.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Technology

Qualcomm	3.25% due 05/20/2027	$220,000	$209,831	1.1%

Utilities

PacifiCorp	6.00% due 01/15/2039	250,000	260,371	1.3%

Total Corporate Bonds	(Cost $4,563,336)		$4,012,092	20.8%

Government Bonds – 14.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Bills

United States Treasury Bill	0.00% due 01/26/2023	$250,000	$248,425	1.3%

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	438,000	442,791	2.3%

United States Treasury Bond	4.50% due 02/15/2036	137,000	148,816	0.8%

United States Treasury Bond	3.625% due 02/15/2044	155,000	145,076	0.7%

			736,683	3.8%

United States Treasury Notes

United States Treasury Note	0.125% due 08/31/2023	900,000	869,590	4.5%

United States Treasury Note	2.75% due 11/15/2023	350,000	343,465	1.8%

United States Treasury Note	2.00% due 05/31/2024	80,000	76,987	0.4%

United States Treasury Note	1.125% due 01/15/2025	400,000	373,953	1.9%

United States Treasury Note	1.625% due 04/30/2023	106,000	104,696	0.6%

			1,768,691	9.2%

Total Government Bonds	(Cost $2,826,905)		$2,753,799	14.3%

Continued on next page.

26	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of November 30, 2022

Municipal Bonds – 1.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

General Obligation

Skagit SD #1	4.613% due 12/01/2022	$100,000	$100,000	0.5%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	107,405	0.6%

Total Municipal Bonds	(Cost $219,081)		$207,405	1.1%

Total investments	(Cost $14,171,785)		$18,052,950	93.6%

Other assets (net of liabilities)			1,229,014	6.4%

Total net assets			$19,281,964	100.0%

[1]	Country of domicile
[2]	Non-income producing

ADR: American Depositary Receipt

Bond Quality Diversification			(unaudited)

% of Total Net Assets

AAA	9.5%	∎
AA+	4.5%	∎
AA-	0.6%	∎
A+	2.4%	∎
A	2.6%	∎
A-	4.5%	∎
BBB+	6.7%	∎
BBB	2.8%	∎
BBB-	1.3%	∎
Not Rated	1.3%	∎
Equity	57.4%	∎
Other Assets (net of liabilities)	6.4%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	27

Sextant Core Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $14,171,785)	$18,052,950

Cash	1,133,691

Dividends and interest receivable	99,200

Prepaid expenses	10,636

Receivable for Fund shares sold	4,093

Total assets	19,300,570

Liabilities

Accrued advisory fees	7,671

Accrued audit expenses	5,721

Accrued retirement plan custody fee	3,069

Accrued printing fees	1,307

Accrued Chief Compliance Officer expenses	477

Accrued other liabilities	202

Accrued legal expenses	134

Accrued trustee expenses	25

Total liabilities	18,606

Net assets	$19,281,964

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$15,131,626

Total distributable earnings	4,150,338

Net assets applicable to Fund shares outstanding	$19,281,964

Fund shares outstanding	1,296,477

Net asset value, offering, and redemption price per share	$14.87

Statement of Operations

Year ended November 30, 2022

Investment income

Dividend Income (net of foreign tax of $9,156)	$224,125

Interest income	210,047

Total investment income	434,172

Expenses

Investment adviser fees	107,230

Filing and registration fees	27,904

Audit fees	10,642

Legal fees	4,419

Other operating expenses	4,325

Trustee fees	4,273

Chief Compliance Officer expenses	3,721

Retirement plan custodial fees	3,172

Printing and postage fees	806

Custodian fees	782

Total gross expenses	167,274

Less custodian fee credits	(782)

Net expenses	166,492

Net investment income	$267,680

Net realized gain from investments and foreign currencyA	$231,120

Net decrease in unrealized appreciation on investments and foreign currency	(1,517,213)

Net loss on investments	$(1,286,093)

Net decrease in net assets resulting from operations	$(1,018,413)

A	Includes $211,414 in net realized gains from redemptions in-kind.

28	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Increase (decrease) in net assets from operations

From operations

Net investment income	$267,680	$298,083

Net realized gain on investment	231,120	787,546

Net increase (decrease) in unrealized appreciation	(1,517,213)	937,969

Net increase (decrease) in net assets	(1,018,413)	2,023,598

Distributions to shareowners	(596,464)	(265,566)

Capital share transactions

Proceeds from sales of shares	3,995,234	3,977,089

Value of shares issued in reinvestment of dividends	595,223	265,047

Cost of shares redeemed	(2,625,501)	(6,030,588)

Total capital share transactions	1,964,956	(1,788,452)

Total increase (decrease) in net assets	350,079	(30,420)

Net assets

Beginning of year	18,931,885	18,962,305

End of year	$19,281,964	$18,931,885

Shares of the Fund sold and redeemed

Number of shares sold	269,720	254,960

Number of shares issued in reinvestment of dividends	36,856	17,812

Number of shares redeemed	(179,014)	(384,653)

Net increase (decrease) in number of shares outstanding	127,562	(111,881)

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$16.20	$14.81	$14.31	$12.84	$12.99

Income from investment operations

Net investment income	0.21	0.24	0.19	0.19	0.18

Net gains (losses) on securities (both realized and unrealized)	(1.03)	1.36	1.13	1.45	(0.16)

Total from investment operations	(0.82)	1.60	1.32	1.64	0.02

Less distributions

Dividends (from net investment income)	(0.25)	(0.21)	(0.20)	(0.17)	(0.17)

Distributions (from capital gains)	(0.26)	-	(0.62)	-	-

Total distributions	(0.51)	(0.21)	(0.82)	(0.17)	(0.17)

Net asset value at end of year	$14.87	$16.20	$14.81	$14.31	$12.84

Total return	(5.32)%	10.95%	9.72%	13.04%	0.16%

Ratios / supplemental data

Net assets ($000), end of year	$19,282	$18,932	$18,962	$16,875	$12,851

Ratio of expenses to average net assets

Before custodian fee credits	0.90%	0.57%	0.88%	0.90%	0.88%

After custodian fee credits	0.90%	0.56%	0.88%	0.90%	0.87%

Ratio of net investment income after custodian fee credits to average net assets	1.44%	1.52%	1.40%	1.63%	1.41%

Portfolio turnover rate	10%	14%	19%	28%	30%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	29

Sextant Global High Income Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Global High Income Fund	-4.16%	2.16%	4.14%	0.78%

S&P Global 1200 Index	-9.38%	7.81%	10.02%	n/a

Bloomberg Global High Yield Corporate Index	-11.62%	1.04%	3.35%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2012 to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $15,007 versus $25,999 in the S&P Global 1200 Index and $13,909 in the Bloomberg Global High Yield Corporate Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bill (0.00% due 01/26/2023)	5.5%

United States Treasury Note (0.125% due 08/31/2023)	4.3%

BHP Biliton ADR	3.8%

Southern Copper	3.4%

Skandinaviska Enskilda Banken, Class A	3.1%

South32 ADR	2.9%

Norsk Hydro ASA	2.9%

Cisco Systems	2.7%

Netflix (4.375% due 11/15/2026)	2.7%

Total ADR	2.6%

Asset Allocation

% of Total Net Assets

Equity Securities	44.7%	∎
Fixed-Income Securities	43.5%	∎
Other assets (net of liabilities)	11.8%	∎

Portfolio Diversification

	% of Total Net Assets

Sectors	Equity	Fixed Income

Government Bonds	0.0%	13.3%

Communications	8.0%	5.2%

Materials	13.0%	0.0%

Consumer Discretionary	2.4%	10.0%

Financials	6.7%	4.1%

Industrials	0.0%	7.1%

Energy	5.6%	1.3%

Technology	5.0%	0.0%

Health Care	4.0%	0.0%

Consumer Staples	0.0%	1.9%

Municipal Bonds	0.0%	0.6%

Total	44.7%	43.5%

30	November 30, 2022	Annual Report

Sextant Global High Income Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

The Sextant Global High Income Fund returned -4.16% for fiscal year 2022. The Fund’s 30-day SEC yield on November 30, 2022 was 4.52%. The Fund’s equity benchmark, the S&P Global 1200, returned -9.38%. The Fund’s fixed-income benchmark, the Bloomberg Global High Yield Corporate Bond Index, returned -11.62%.

Factors Affecting Past Performance

War, high inflation, and rising interest rates were major factors that impacted performance in 2022. Higher inflation was more stubborn than the Federal Reserve had anticipated, so they embarked on an aggressive series of interest rate hikes. Those rising interest rates caused bond prices to decrease, while the threat of inflation and higher interest rates led investors to lower the prices they were willing to pay for speculative growth stocks, which had led the market for several years.

The combination of poor stock and bond returns led to an unusually bad year for portfolios that invest in both. Given these circumstances, we were proud the Sextant Global High Income Fund produced returns that exceeded both its equity and fixed-income benchmarks.

Positive contributors to the Sextant Global High Income Fund’s performance during the fiscal year included producers in the Materials and Energy sectors, amid a period of higher inflation and energy prices. Detractors from performance were concentrated in the transportation industry, such as automobile manufacturers and railroads, as well as in the Communications sector, such as telecom, media, and equipment.

Looking Forward

Equities

The decline in equity prices during the fiscal year left stocks trading close to what we would characterize as fair value, assuming the economy does not fall into a major recession. With the tumult of short-term and longer-term currents at play, which companies and industries are best positioned to navigate the choppy seas ahead might be a more important question than the general outlook for equities.

Fixed Income

Despite the rapid increase in interest rates during 2022, it is our view that the yield curve and forward rates point to rate cuts by the latter half of 2023. Interest rates are already higher than they have been for much of the past decade, which we believe suggests a better year for bonds unless inflation unexpectedly picks up again in 2023.

Management Fee Calculations

The Sextant Global High Income Fund calculates the performance part of its management fee by comparing the Fund’s return to its Morningstar category’s average return. As of November 30, 2022, the Fund had a 12-month return of -4.16%, leading the Morningstar category average of -7.72% by more than 2%. Therefore, the base annual management fee of 0.50% for the Fund was increased to 0.70% for the month of December 2022.

Annual Report	November 30, 2022	31

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2022

Common Stocks – 44.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

Orange ADR	20,000	$270,393	$203,800	France	2.3%

SK Telecom ADR	6,073	167,682	130,266	South Korea	1.4%

Telenor ASA	20,000	265,603	191,650	Norway	2.1%

Verizon Communications	5,000	256,300	194,900	United States	2.2%

		959,978	720,616		8.0%

Consumer Discretionary

Automobiles

Volkswagen AG	1,500	274,363	219,235	Germany	2.4%

Energy

Exploration & Production

Woodside Energy Group	1,987	22,630	50,112	Australia	0.5%

Integrated Oils

Shell Plc ADR	3,800	241,426	222,186	Netherlands	2.5%

Total ADR	3,800	202,607	237,196	France	2.6%

		444,033	459,382		5.1%

		466,663	509,494		5.6%

Financials

Banks

Skandinaviska Enskilda Banken, Class A	25,000	233,632	283,891	Sweden	3.1%

Institutional Brokerage

Virtu Financial	7,500	119,775	166,350	United States	1.9%

Investment Companies

ICAHN Enterprises Depositary Unit	3,000	159,646	153,540	United States	1.7%

		513,053	603,781		6.7%

Health Care

Large Pharma

GlaxoSmithKline ADR	4,000	176,215	138,360	United Kingdom	1.5%

Novartis ADR	2,500	141,271	223,900	Switzerland	2.5%

		317,486	362,260		4.0%

Materials

Base Metals

Norsk Hydro ASA	35,000	314,617	260,297	Norway	2.9%

South32 ADR	19,000	134,773	264,480	Australia	2.9%

Southern Copper	5,000	335,962	305,100	Peru	3.4%

		785,352	829,877		9.2%

Continued on next page.

32	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2022

Common Stocks – 44.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials (continued)

Steel Raw Material Suppliers

BHP Biliton ADR	5,500	$186,489	$345,400	Australia	3.8%

		971,841	1,175,277		13.0%

Technology

Communications Equipment

Cisco Systems	5,000	179,892	248,600	United States	2.7%

Consumer Electronics

Nintendo	5,000	223,480	212,158	Japan	2.3%

		403,372	460,758		5.0%

Total Common Stock		$3,906,756	$4,051,421		44.7%

Corporate Bonds – 29.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Comcast Corp	4.65% due 07/15/2042	$250,000	$227,390	United States	2.5%

Netflix	4.375% due 11/15/2026	250,000	241,346	United States	2.7%

			468,736		5.2%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	148,516	United States	1.6%

Delta Air Lines	3.75% due 10/28/2029	250,000	214,053	United States	2.4%

Ford Motor	6.375% due 02/01/2029	220,000	215,699	United States	2.4%

MDC Holdings	3.85% due 01/15/2030	200,000	160,864	United States	1.8%

YUM! Brands	3.625% due 03/15/2031	195,000	162,581	United States	1.8%

			901,713		10.0%

Consumer Staples

Grupo Bimbo[2]	4.875% due 06/27/2044	200,000	174,840	Mexico	1.9%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	46,375	Brazil	0.5%

Petrobras International Finance	6.75% due 01/27/2041	80,000	72,802	Brazil	0.8%

			119,177		1.3%

Financials

Lincoln National (3 month LIBOR plus 2.04%)[3]	6.28257% due 04/20/2067	250,000	176,446	United States	1.9%

Royal Bank of Scotland	6.125% due 12/15/2022	200,000	199,976	United Kingdom	2.2%

			376,422		4.1%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	33

Sextant Global High Income Fund

Schedule of Investments					As of November 30, 2022

Corporate Bonds – 29.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	$200,000	$196,611	United States	2.2%

CSX Corp	4.65% due 03/01/2068	250,000	214,211	United States	2.4%

Norfolk Southern Corp	5.10% due 08/01/2118	275,000	228,300	United States	2.5%

			639,122		7.1%

Total Corporate Bonds	(Cost $3,115,708)		$2,680,010		29.6%

Government Bonds – 13.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	$125,000	$125,301	Colombia	1.4%

Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	136,260	Brazil	1.5%

Republic of Argentina	1.00% due 07/09/2029	9,276	2,361	Argentina	0.0%	[4]

Republic of Argentina	0.125% due 07/09/2046	242,500	58,194	Argentina	0.6%

			322,116		3.5%

United States Treasury Bills

United States Treasury Bill	0.00% due 01/26/2023	500,000	496,851	United States	5.5%

United States Treasury Notes

United States Treasury Note	0.125% due 08/31/2023	400,000	386,484	United States	4.3%

Total Government Bonds	(Cost $1,486,000)		$1,205,451		13.3%

Municipal Bonds – 0.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Real Estate

Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	$50,000	$50,897	United States	0.6%

Total Municipal Bonds	(Cost $50,135)		$50,897		0.6%

Total investments	(Cost $8,558,599)		$7,987,779		88.2%

Other assets (net of liabilities)			1,066,011		11.8%

Total net assets			$9,053,790		100.0%

[1]	Denotes a country or region of primary exposure
[2]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2022, the aggregate value of these securities was $174,840 representing 1.9% of net assets.

[3]	Variable rate security. The interest rate represents the rate in effect at November 30, 2022 and resets periodically based on the parenthetically disclosed reference rate and spread.
[4]	Less than 0.05%

ADR: American Depositary Receipt BRL: Brazilian Real

34	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments	As of November 30, 2022

Countries	(unaudited)

Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

AA+	4.3%	∎
A-	4.7%	∎
BBB+	4.9%	∎
BBB	3.8%	∎
BB+	8.1%	∎
BB	6.3%	∎
BB-	4.7%	∎
CCC+	0.6%	∎
Not Rated	6.1%	∎
Equity	44.7%	∎
Other assets (net of liabilities)	11.8%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	35

Sextant Global High Income Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $8,558,599)	$7,987,779

Cash	1,003,219

Dividends and interest receivable	70,138

Prepaid expenses	3,667

Receivable for Fund shares sold	864

Total assets	9,065,667

Liabilities

Accrued audit expenses	4,858

Accrued advisory fees	2,078

Accrued retirement plan custody fee	1,819

Accrued printing fees	1,337

Payable for Fund shares redeemed	1,000

Accrued other operating expenses	385

Accrued Chief Compliance Officer expenses	276

Accrued legal expenses	124

Total liabilities	11,877

Net assets	$9,053,790

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$9,333,266

Total distributable earnings	(279,476)

Net assets applicable to Fund shares outstanding	$9,053,790

Fund shares outstanding	894,507

Net asset value, offering and redemption price per share	$10.12

Statement of Operations

Year ended November 30, 2022

Investment income

Dividend Income (net of foreign tax of ($29,651)	$249,186

Interest income	176,550

Total investment income	425,736

Expenses

Investment advisory fees	58,630

Filing and registration fees	17,988

Audit fees	5,172

Retirement plan custodial fees	1,875

Legal fees	1,742

Chief Compliance Officer expenses	1,407

Trustee fees	1,277

Other expenses	1,263

Printing and postage fees	769

Custodian fees	629

Total gross expenses	90,752

Less adviser fees waived	(21,784)

Less custodian fee credits	(629)

Net expenses	68,339

Net investment income	$357,397

Net realized gain from investments and foreign currency	$111,672

Net decrease in unrealized appreciation on investments and foreign currency	(890,600)

Net loss on investments	$(778,928)

Net decrease in net assets resulting from operations	$(421,531)

36	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Increase (decrease) in net assets from operations

From operations

Net investment income	$357,397	$279,765

Net realized gain on investment	111,672	186,963

Net increase (decrease) in unrealized appreciation	(890,600)	344,554

Net increase (decrease) in net assets	(421,531)	811,282

Distributions to shareowners	(182,768)	(289,162)

Capital share transactions

Proceeds from sales of shares	1,011,369	1,477,957

Value of shares issued in reinvestment of dividends	178,216	282,380

Cost of shares redeemed	(681,194)	(1,747,724)

Total capital shares transactions	508,391	12,613

Total increase (decrease) in net assets	(95,908)	534,733

Net assets

Beginning of year	9,149,698	8,614,965

End of year	$9,053,790	$9,149,698

Shares of the Fund sold and redeemed

Number of shares sold	95,974	139,723

Number of shares issued in reinvestment of dividends	16,548	27,875

Number of shares redeemed	(67,643)	(166,437)

Net increase in number of shares outstanding	44,879	1,161

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$10.77	$10.15	$11.42	$11.07	$11.12

Income from investment operations

Net investment income	0.40	0.33	0.31	0.42	0.40

Net gains (losses) on securities (both realized and unrealized)	(0.83)	0.65	(0.66)	0.32	(0.15)

Total from investment operations	(0.43)	0.98	(0.35)	0.74	0.25

Less distributions

Dividends from net investment income	(0.22)	(0.36)	(0.40)	(0.39)	(0.30)

Distribution from capital gains	-	-	(0.52)	-	-

Total distributions	(0.22)	(0.36)	(0.92)	(0.39)	(0.30)

Net asset value at end of year	$10.12	$10.77	$10.15	$11.42	$11.07

Total return	(4.16)%	9.87%	(3.51)%	7.06%	2.31%

Ratios / supplemental data

Net assets ($000), end of year	$9,054	$9,150	$8,615	$9,893	$8,827

Ratio of expenses to average net assets

Before adviser fee waivers and custodian fee credits	0.98%	0.78%	0.70%	1.11%	0.97%

After adviser fee waivers	0.75%	0.70%	0.56%	0.76%	0.75%

After adviser fees waiver and custodian fee credits	0.74%	0.69%	0.55%	0.75%	0.75%

Ratio of net investment income after adviser fee waivers and custodian fee credits to average net assets	3.87%	3.11%	3.12%	3.72%	3.43%

Portfolio turnover rate	20%	27%	27%	33%	10%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	37

Sextant Growth Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Growth Fund Investor Shares (SSGFX)	-17.88%	11.95%	12.03%	0.74%

Sextant Growth Fund Z Shares (SGZFX)[2]	-17.69%	12.23%	n/a	0.51%

S&P 500 Index	-9.21%	10.97%	13.33%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2012, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $31,136 versus $34,966 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratios shown in this table are as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. The ratios presented in this table differ from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Apple	9.4%

Microsoft	8.8%

Alphabet, Class A	5.8%

Mastercard, Class A	5.8%

Amazon.com	4.7%

Lowe’s	4.3%

Abbott Laboratories	4.1%

Costco Wholesale	3.4%

RPM International	3.4%

Corteva	3.4%

Portfolio Diversification

% of Total Net Assets

Communications Equipment	12.4%	∎
Infrastructure Software	11.4%	∎
Medical Devices	7.8%	∎
Consumer Finance	7.5%	∎
Internet Media	5.8%	∎
Specialty Chemicals	4.9%	∎
E-Commerce Discretionary	4.7%	∎
Semiconductor Devices	4.4%	∎
Home Products Stores	4.3%	∎
Commercial & Residential Building Equipment & Systems	4.2%	∎
Specialty Apparel Stores	4.2%	∎
Industries < 4.0%	24.2%	∎
Other Assets (net of liabilities)	4.2%	∎

38	November 30, 2022	Annual Report

Sextant Growth Fund

Discussion of Fund Performance	(unaudited)

photo omitted

Fiscal Year 2022

For the fiscal year ended November 30, 2022, the Sextant Growth Fund Investor Shares declined -17.88%, trailing the -9.21% drop for the S&P 500 Index. The Fund was resilient relative to other large capitalization growth-oriented funds over the financial year; its Morningstar Large Growth category peer group declined an average of -23.55%. In 2017, the Fund introduced its Z Shares, which had no 12b-1 fee expense, and as of writing, 91.03% of the Fund benefits from this lower expense option.

Factors Affecting Past Performance

After three years of buoyant stock market performance (fueled in part by ultra-low bond yields) the Federal Reserve (the “Fed”) aggressively hiked interest rates in response to persistent inflation. As a result, in 2022 the S&P 500 suffered its worst year since 2008 and the Global Financial Crisis. The Sextant Growth Fund performed well relative to its growth-oriented peers, but it was still a difficult fiscal year for investors holding the Fund. Unsurprisingly, large Technology-oriented stocks suffered the most, including Alphabet (Google), Amazon, Nvidia, Adobe, and Qualcomm. Health Care equipment company Edwards Lifesciences also fell significantly due to medical procedures delayed by COVID-19. Take-Two Interactive suffered a letdown as well, following the active gaming environment in the early stages of the pandemic.

Despite the carnage affecting much of Tech, certain stocks fared comparatively better, including Apple, Mastercard (which was sold off early in the pandemic as travel came to a halt), Texas Instruments, and Oracle. We experienced positive returns from our Materials and Consumer Staples investments; coatings company RPM and crop science leader Corteva contributed to the former while Costco and Monster Beverage lifted the latter.

Looking Forward

The economy is growing, unemployment remains low, wages are rising, and energy prices have fallen. Despite these positives, conversations regarding the economic and stock market outlook (not that the two are closely related over the short-term) focus on the likelihood and potential severity of recession. Monetary policy works with a lag, and we still do not know the effect of the Fed’s raising rates from near-zero at the start of 2022 to over 4% at year end. Despite arguably shooting in the dark, the Fed has committed to further rate increases pushing toward 5%. In our view, persistent yield curve inversions point to recession, but only time will tell.

Management Fee Calculations

The Sextant Growth Fund calculates the performance part of its management fee by comparing the Fund’s return to its Morningstar category’s average return. As of November 30, 2022, the Investor Shares of the Fund had a 12-month return of -17.88%, leading the Morningstar category average of -23.55% by more than 2%. Therefore, the base annual management fee of 0.50% for the Fund was increased to 0.70% for the month of December 2022.

Annual Report	November 30, 2022	39

Sextant Growth Fund

Schedule of Investments				As of November 30, 2022

Common Stock – 95.8%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A1	31,680	$898,428	$3,199,363	5.8%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Nike, Class B	10,276	528,776	1,127,175	2.1%

Automotive Retailers

O’Reilly Automotive[1]	1,300	1,094,232	1,123,902	2.0%

E-Commerce Discretionary

Amazon.com[1]	26,980	162,991	2,604,649	4.7%

Home Products Stores

Lowe’s	11,200	794,834	2,380,560	4.3%

Specialty Apparel Stores

Lululemon Athletica[1]	2,000	662,115	760,620	1.4%

TJX Companies	19,000	824,767	1,520,950	2.8%

		1,486,882	2,281,570	4.2%

		4,067,715	9,517,856	17.3%

Consumer Staples

Beverages

Monster Beverage	16,100	1,489,661	1,656,046	3.1%

Mass Merchants

Costco Wholesale	3,509	410,438	1,892,228	3.4%

		1,900,099	3,548,274	6.5%

Financials

Consumer Finance

Mastercard, Class A	8,914	806,925	3,176,950	5.8%

Paypal[1]	12,000	1,120,068	940,920	1.7%

		1,926,993	4,117,870	7.5%

Health Care

Managed Care

Elevance Health	2,250	1,076,105	1,199,070	2.2%

Continued on next page.

40	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments			As of November 30, 2022

Common Stock – 95.8%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Health Care (continued)

Medical Devices

Abbott Laboratories	20,799	$646,854	$2,237,556	4.1%

Boston Scientific[1]	12,000	502,017	543,240	1.0%

Edwards Lifesciences[1]	10,500	346,070	811,125	1.4%

Stryker	3,000	374,100	701,670	1.3%

		1,869,041	4,293,591	7.8%

Specialty Pharma

Horizon Therapeutics Plc[1]	18,000	1,788,699	1,805,220	3.3%

		4,733,845	7,297,881	13.3%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	3,750	792,329	823,313	1.5%

Johnson Controls International	22,500	1,043,161	1,494,900	2.7%

		1,835,490	2,318,213	4.2%

Measurement Instruments

Trimble[1]	17,000	732,676	1,015,750	1.9%

		2,568,166	3,333,963	6.1%

Materials

Agricultural Chemicals

Corteva	27,500	1,174,068	1,846,900	3.4%

Specialty Chemicals

Albemarle Corp	3,000	857,974	833,970	1.5%

RPM International	18,000	737,644	1,865,160	3.4%

		1,595,618	2,699,130	4.9%

		2,769,686	4,546,030	8.3%

Technology

Application Software

Adobe[1]	4,450	23,404	1,534,938	2.8%

Communications Equipment

Apple	34,700	10,226	5,136,641	9.4%

Motorola Solutions	6,000	1,346,591	1,633,200	3.0%

		1,356,817	6,769,841	12.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	41

Sextant Growth Fund

Schedule of Investments			As of November 30, 2022

Common Stock – 95.8%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Technology (continued)

Infrastructure Software

Microsoft	18,920	$872,435	$4,827,249	8.8%

Oracle	17,500	901,024	1,453,025	2.6%

		1,773,459	6,280,274	11.4%

Semiconductor Devices

Advanced Micro Devices[1]	3,500	258,328	271,705	0.5%

NVIDIA	2,900	349,582	490,767	0.9%

Qualcomm	3,700	250,083	468,013	0.8%

Texas Instruments	6,600	939,244	1,191,036	2.2%

		1,797,237	2,421,521	4.4%

		4,950,917	17,006,574	31.0%

Total investments		$23,815,849	$52,567,811	95.8%

Other assets (net of liabilities)			2,311,531	4.2%

Total net assets			$54,879,342	100.0%

[1]	Non-income producing

42	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $23,815,849)	$52,567,811

Cash	2,329,611

Dividends receivable	28,062

Prepaid expenses	11,128

Other assets	2,278

Receivable for Fund shares sold	1,215

Total assets	54,940,105

Liabilities

Accrued advisory fees	21,522

Accrued audit expenses	20,413

Accrued printing fees	8,137

Accrued retirement plan custody fee	7,091

Accrued Chief Compliance Officer expenses	1,795

Accrued 12b-1 distribution fees	964

Accrued other liabilities	794

Accrued trustee expenses	47

Total liabilities	60,763

Net assets	$54,879,342

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$24,827,327

Total distributable earnings	30,052,015

Net assets applicable to Fund shares outstanding	$54,879,342

Net asset value per Investor Share	SSGFX

Net assets, at value	$4,921,308

Shares outstanding	127,103

Net asset value, offering and redemption price per share	$38.72

Net asset value per Z Share	SGZFX

Net assets, at value	$49,958,034

Shares outstanding	1,292,192

Net asset value, offering and redemption price per share	$38.66

Statement of Operations

Year ended November 30, 2022

Investment income

Dividend income	$510,725

Miscellaneous income	7,033

Total investment income	517,758

Expenses

Investment adviser fees	409,151

Filing and registration fees	51,219

Audit fees	36,800

Legal fees	15,536

Trustee fees	15,515

Distribution fees - Investor Shares	13,386

Other expenses	13,051

Chief Compliance Officer expenses	12,480

Retirement plan custodial fees

Z Shares	7,133

Custodian fees	2,374

Printing and postage fees	2,149

Total gross expenses	578,794

Less custodian fee credits	(2,374)

Net expenses	576,420

Net investment loss	$(58,662)

Net realized gain from investmentsA	$3,334,840

Net decrease in unrealized appreciation on investments	(15,204,651)

Net loss on investments	$(11,869,811)

Net decrease in net assets resulting from operations	$(11,928,473)

A	Includes $2,035,066 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	43

Sextant Growth Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Increase (decrease) in net assets from operations

From operations

Net investment income (loss)	$(58,662)	$262,926

Net realized gain on investment	3,334,840	5,700,455

Net increase (decrease) in unrealized appreciation	(15,204,651)	7,556,816

Net increase (decrease) in net assets	(11,928,473)	13,520,197

Distributions to shareowners

Net distribution to shareholders - Investor Shares	(540,647)	(30,963)

Net distribution to shareholders - Z Shares	(5,339,476)	(427,260)

Total distributions	(5,880,123)	(458,223)

Capital share transactions

Proceeds from sales of shares

Investor Shares	541,196	553,150

Z Shares	5,439,562	2,308,439

Value of shares issued in reinvestment of dividends

Investor Shares	401,784	22,980

Z Shares	5,211,605	419,115

Cost of shares redeemed

Investor Shares	(754,189)	(526,990)

Z Shares	(6,840,020)	(6,123,451)

Total capital share transactions	3,999,938	(3,346,757)

Total increase (decrease) in net assets	(13,808,658)	9,715,217

Net assets

Beginning of year	68,688,000	58,972,783

End of year	$54,879,342	$68,688,000

Shares of the Fund sold and redeemed

Investor Shares (SSGFX)

Number of shares sold	12,552	11,715

Number of shares issued in reinvestment of dividends and distributions	8,391	536

Number of shares redeemed	(18,600)	(11,644)

Net increase in number of shares outstanding	2,343	607

Z Shares (SGZFX)

Number of shares sold	133,138	50,253

Number of shares issued in reinvestment of dividends and distributions	109,258	9,829

Number of shares redeemed	(164,183)	(133,335)

Net increase (decrease) in number of shares outstanding	78,213	(73,253)

44	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$51.39	$41.86	$33.25	$28.70	$27.51

Income from investment operations

Net investment incomeA	(0.13)	0.09	(0.03)	(0.03)	0.07

Net gains (losses) on securities (both realized and unrealized)	(8.24)	9.70	9.58	5.86	2.53

Total from investment operations	(8.37)	9.79	9.55	5.83	2.60

Less distributions

Dividends (from net investment income)	(0.05)	(0.03)	(0.01)	(0.04)	(0.07)

Distributions (from capital gains)	(4.25)	(0.23)	(0.93)	(1.24)	(1.34)

Total distributions	(4.30)	(0.26)	(0.94)	(1.28)	(1.41)

Net asset value at end of year	$38.72	$51.39	$41.86	$33.25	$28.70

Total return	(17.88)%	23.48%	29.49%	21.81%	9.95%

Ratios / supplemental data

Net assets ($000), end of year	$4,921	$6,411	$5,197	$4,533	$5,037

Ratio of expenses to average net assets

Before custodian fee credits	1.21%	0.74%	1.05%	1.20%	0.92%

After custodian fee credits	1.20%	0.74%	1.05%	1.20%	0.92%

Ratio of net investment income after custodian fee credits to average net assets	(0.32)%	0.20%	(0.08)%	(0.07)%	0.25%

Portfolio turnover rate	23%	18%	17%	10%	17%

Z Shares (SGZFX)	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$51.30	$41.78	$33.16	$28.65	$27.50

Income from investment operations

Net investment incomeA	(0.03)	0.20	0.05	0.08	0.13

Net gains on securities (both realized and unrealized)	(8.22)	9.66	9.56	5.82	2.53

Total from investment operations	(8.25)	9.86	9.61	5.90	2.66

Less distributions

Dividends (from net investment income)	(0.14)	(0.11)	(0.06)	(0.15)	(0.17)

Distributions (from capital gains)	(4.25)	(0.23)	(0.93)	(1.24)	(1.34)

Total distributions	(4.39)	(0.34)	(0.99)	(1.39)	(1.51)

Net asset value at end of year	$38.66	$51.30	$41.78	$33.16	$28.65

Total return	(17.69)%	23.76%	29.79%	22.22%	10.20%

Ratios / supplemental data

Net assets ($000), end of year	$49,958	$62,277	$53,776	$40,978	$34,191

Ratio of expenses to average net assets

Before custodian fee credits	0.97%	0.51%	0.82%	0.90%	0.70%

After custodian fee credits	0.97%	0.50%	0.82%	0.90%	0.70%

Ratio of net investment income after custodian fee credits to average net assets	(0.08)%	0.43%	0.14%	0.23%	0.47%

Portfolio turnover rate	23%	18%	17%	10%	17%

A	Calculated using average shares outstanding

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	45

Sextant International Fund

Performance Summary	(unaudited)

Average Annual Total Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant International Fund Investor Shares (SSIFX)	-16.31%	5.95%	5.92%	0.93%

Sextant International Fund Z Shares (SIFZX)[2]	-16.17%	6.17%	n/a	0.72%

MSCI EAFE Index	-9.70%	2.34%	5.48%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on November 30, 2012, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $17,764 versus $17,056 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratios shown in this table are as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. The ratios presented in this table differ from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Novo Nordisk ADR	7.0%

Wolters Kluwer	5.9%

ASML	5.9%

NICE Systems ADR	5.5%

MercadoLibre	5.3%

Dassault Systemes ADR	5.1%

Accenture, Class A	4.0%

Rio Tinto ADR	4.0%

Sony ADR	3.7%

United States Treasury Bill (0.00% due 01/05/2023)	3.5%

Asset Allocation

% of Total Net Assets

Equity Securities	92.5%	∎
Fixed-Income Securities	3.5%	∎
Other assets (net of liabilities)	4.0%	∎

Portfolio Diversification

	% of Total Net Assets

	Equity	Fixed Income

Technology	36.1%	0.0%

Health Care	15.7%	0.0%

Materials	12.7%	0.0%

Consumer Discretionary	9.3%	0.0%

Industrials	4.9%	0.0%

Utilities	3.8%	0.0%

Energy	3.6%	0.0%

Consumer Staples	3.5%	0.0%

Government Bonds	0.0%	3.5%

Communications	2.9%	0.0%

Total	92.5%	3.5%

46	November 30, 2022	Annual Report

Sextant International Fund

Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

For the fiscal year ended November 30, 2022, the Sextant International Fund Z Shares returned -16.17%. The MSCI EAFE Index returned -9.70% for the same period. The Fund trailed the benchmark for most of the first half of the year, and then outperformed the benchmark during the second half. At fiscal year-end, the Z Shares of the Fund recorded a 30-day yield of 0.77%. The Fund reported turnover of 33%.

Factors Affecting Past Performance

The Sextant International Fund mandates that 65% of net assets be held in companies with their headquarters and at least half of their assets and earnings outside the US, and with market capitalizations greater than $1 billion. The Fund generally holds equity positions in larger companies with strong balance sheets. The Energy sector produced the largest positive contribution to returns, followed by the Materials sector. At the industry level, pharmaceuticals produced the largest positive contribution to returns. All other sectors detracted from returns. The Technology sector generated the largest negative contribution.

The Sextant International Fund increased its number of equity positions from 31 to 35 over the fiscal year and decreased the average equity position size to 1.08%. The Fund’s top three sectors represented 64.6% of the portfolio: Technology at 36.2%, Health Care at 15.7%, and Materials at 12.7%. The top three positions represented 18.8% of assets. Positions spanned 17 countries, led by the Netherlands, France, and Canada. Global diabetes care leader Novo Nordisk achieved strong revenue growth and was the largest contributor to returns, while softening demand for licenses led 3D design software company Dassault Systèmes to be the largest detractor.

Looking Forward

After a year marked by significant global disruption, established equity markets ended 2022 in a general downtrend. For 2023, many issues remain unresolved, and outcomes are uncertain. The Federal Reserve marches forward, undeterred in its effort to tame inflation. Consequently, it is our view that financial conditions are likely to remain tight as central bankers keep target policy rates much higher than in the recent past. Outside of the US, elevated energy prices and political unrest continue to prove troublesome. In our view, such an environment likely pressures consumer demand, corporate earnings, and equity valuations alike.

Management Fee Calculations

The Sextant International Fund calculates the performance part of its management fee by comparing the Fund’s return to its Morningstar category’s average return. As of November 30, 2022, the Investor Shares of the Fund had a 12-month return of -16.31%, leading the Morningstar category average of -20.40% by more than 2%. Therefore, the base annual management fee of 0.50% for the Fund was increased to 0.70% for the month of December 2022.

Annual Report	November 30, 2022	47

Sextant International Fund

Schedule of Investments					As of November 30, 2022

Common Stocks – 92.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

Telus	78,000	$560,986	$1,662,180	Canada	2.9%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Hermes International	600	569,152	964,910	France	1.7%

E-Commerce Discretionary

MercadoLibre[2]	3,215	266,633	2,993,117	Argentina	5.3%

Specialty Apparel Stores

Lululemon Athletica[2]	3,500	1,066,230	1,331,085	United States	2.3%

		1,902,015	5,289,112		9.3%

Consumer Staples

Household Products

L’Oreal	3,400	1,099,801	1,263,459	France	2.2%

Packaged Food

Nestle S.A.	6,000	652,766	709,269	Switzerland	1.3%

		1,752,567	1,972,728		3.5%

Energy

Integrated Oils

Equinor ADR	21,000	786,076	808,080	Norway	1.4%

TotalEnergies SE ADR	20,000	1,136,128	1,248,400	France	2.2%

		1,922,204	2,056,480		3.6%

Health Care

Biotech

BioNTech SE	4,500	650,502	751,590	Germany	1.3%

Large Pharma

AstraZeneca ADR	17,000	1,023,786	1,155,490	United Kingdom	2.0%

Novartis ADR	15,150	750,549	1,356,834	Switzerland	2.4%

Novo Nordisk ADR	31,700	388,514	3,949,820	Denmark	7.0%

		2,162,849	6,462,144		11.4%

Medical Equipment

Alcon	25,000	1,294,019	1,722,250	Switzerland	3.0%

		4,107,370	8,935,984		15.7%

Continued on next page.

48	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments					As of November 30, 2022

Common Stocks – 92.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Industrials

Commercial & Residential Building Equipment & Systems

NIBE Industrier AB Class B	40,000	$352,733	$371,904	Sweden	0.6%

Electrical Power Equipment

Eaton Corp PLC	5,000	760,124	817,250	United States	1.4%

Infrastructure Construction

Alfen Beheer BV2	3,300	353,319	319,682	Netherlands	0.6%

Rail Freight

Canadian National Railway	10,000	1,164,265	1,284,300	Canada	2.3%

		2,630,441	2,793,136		4.9%

Materials

Agricultural Chemicals

Nutrien	7,500	635,850	603,000	Canada	1.1%

Basic & Diversified Chemicals

Linde	5,500	1,397,250	1,850,640	Ireland	3.3%

Precious Metal Mining

Agnico-Eagle Mines	18,000	829,730	906,660	Canada	1.6%

Barrick Gold	43,000	720,837	701,760	Canada	1.2%

		1,550,567	1,608,420		2.8%

Steel Raw Material Suppliers

BHP Biliton ADR	14,000	803,126	879,200	Australia	1.5%

Rio Tinto ADR	32,800	1,773,219	2,251,392	United Kingdom	4.0%

		2,576,345	3,130,592		5.5%

		6,160,012	7,192,652		12.7%

Technology

Application Software

Dassault Systemes ADR	78,215	586,207	2,879,876	France	5.1%

NICE Systems ADR	16,075	608,235	3,121,283	Israel	5.5%

		1,194,442	6,001,159		10.6%

Consumer Electronics

Nintendo	34,000	1,490,299	1,442,672	Japan	2.5%

Sony ADR	25,000	1,506,327	2,076,750	Japan	3.7%

		2,996,626	3,519,422		6.2%

Electronics Components

Varta AG	6,200	382,159	181,279	Germany	0.3%

Information Services

Experian PLC	33,000	1,053,313	1,153,681	United States	2.0%

Wolters Kluwer	31,000	578,573	3,380,586	Netherlands	5.9%

		1,631,886	4,534,267		7.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	49

Sextant International Fund

Schedule of Investments					As of November 30, 2022

Common Stocks – 92.5%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology (continued)

IT Services

Accenture, Class A	7,600	$1,404,545	$2,287,068	Ireland	4.0%

Semiconductor Devices

STMicroelectronics	17,000	531,165	660,960	Switzerland	1.2%

Semiconductor Manufacturing

ASML	5,475	190,945	3,329,457	Netherlands	5.9%

		8,331,768	20,513,612		36.1%

Utilities

Power Generation

Iberdrola	99,851	1,007,508	1,116,193	Spain	2.0%

Northland Power	38,000	1,225,865	1,053,360	Canada	1.8%

		2,233,373	2,169,553		3.8%

Total Common Stocks		$29,600,736	$52,585,437		92.5%

Government Bonds – 3.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

United States Treasury Bills

United States Treasury Bill	0.00% due 01/05/2023	$2,000,000	$1,992,628	United States	3.5%

Total Government Bonds	(Cost $1,992,766)		$1,992,628		3.5%

Total investments	(Cost $31,593,502)		$54,578,065		96.0%

Other assets (net of liabilities)			2,262,641		4.0%

Total net assets			$56,840,706		100.0%

[1]	Country of domicile
[2]	Non-income producing

ADR: American Depositary Receipt

50	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments	As of November 30, 2022

Countries	(unaudited)

Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	51

Sextant International Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $31,593,502)	$54,578,065

Cash	2,183,641

Recoverable tax receivable	152,445

Dividends receivable	33,982

Prepaid expenses	10,688

Receivable for Fund shares sold	9,200

Total assets	56,968,021

Liabilities

Payable for Fund shares redeemed	63,273

Accrued advisory fees	22,294

Accrued audit expenses	14,056

Accrued 12b-1 distribution fees	6,487

Accrued postage	5,965

Accrued printing fees	5,547

Accrued retirement plan custody fee	5,004

Accrued Chief Compliance Officer expenses	2,647

Accrued other operating expenses	824

Accrued legal expenses	721

Accrued trustee expenses	497

Total liabilities	127,315

Net assets	$56,840,706

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$33,998,406

Total distributable earnings	22,842,300

Net assets applicable to Fund shares outstanding	$56,840,706

Net asset value per Investor Share	SSIFX

Net assets, at value	$33,029,171

Shares outstanding	1,824,130

Net asset value, offering and redemption price per share	$18.11

Net asset value per Z Share	SIFZX

Net assets, at value	$23,811,535

Shares outstanding	1,311,623

Net asset value, offering and redemption price per share	$18.15

Statement of Operations

Year ended November 30, 2022

Investment income

Dividend income (net of foreign tax ($118,668)	$1,052,234

Interest income	5,768

Total investment income	1,058,002

Expenses

Investment advisory fees	448,072

Distribution fees - Investor Shares	90,414

Filing and registration fees	62,260

Audit fees	39,931

Legal fees	15,067

ReFlow fees	13,446

Chief Compliance Officer expenses	12,878

Trustee fees	12,639

Other operating expenses	8,184

Custodian fees	6,174

Retirement plan custodial fees

Investor Shares	35

Z Shares	5,086

Printing and postage fees	613

Total gross expenses	714,799

Less custodian fee credits	(6,174)

Net expenses	708,625

Net investment income	$349,377

Net realized gain from investments and foreign currencyA	$2,861,583

Net decrease in unrealized appreciation on investments and foreign currency	(14,960,190)

Net loss on investments	$(12,098,607)

Net decrease in net assets resulting from operations	$(11,749,230)

A	Includes $4,737,112 in net realized gains from redemptions in-kind.

52	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$349,377	$432,239

Net realized gain on investment	2,861,583	22,095,159

Net decrease in unrealized appreciation	(14,960,190)	(7,848,741)

Net increase (decrease) in net assets	(11,749,230)	14,678,657

Distributions to shareowners

Net distribution to shareholders - Investor Shares	(3,698,513)	(193,665)

Net distribution to shareholders - Z Shares	(2,376,574)	(162,812)

Total distributions	(6,075,087)	(356,477)

Capital share transactions

Proceeds from sales of shares

Investor Shares	1,495,198	4,951,355

Z Shares	7,854,075	17,392,993

Value of shares issued in reinvestment of dividends

Investor Shares	3,613,417	190,430

Z Shares	2,277,923	156,810

Cost of shares redeemed

Investor Shares	(7,772,262)	(18,619,163)

Z Shares	(8,292,788)	(20,966,859)

Total capital share transactions	(824,437)	(16,894,434)

Total decrease in net assets	(18,648,754)	(2,572,254)

Net assets

Beginning of year	75,489,460	78,061,714

End of year	$56,840,706	$75,489,460

Shares of the Fund sold and redeemed

Investor Shares (SSIFX)

Number of shares sold	76,818	210,865

Number of shares issued in reinvestment of dividends and distributions	163,800	9,231

Number of shares redeemed	(398,331)	(845,292)

Net decrease in number of shares outstanding	(157,713)	(625,196)

Z Shares (SIFZX)

Number of shares sold	404,546	775,296

Number of shares issued in reinvestment of dividends and distributions	103,214	7,594

Number of shares redeemed	(424,756)	(922,890)

Net increase (decrease) in number of shares outstanding	83,004	(140,000)

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	53

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$23.49	$19.62	$18.50	$16.83	$17.98

Income from investment operations

Net investment incomeA	0.09	0.10	0.12	0.12	0.15

Net gains (losses) on securities (both realized and unrealized)	(3.58)	3.85	1.66	2.74	0.14

Total from investment operations	(3.49)	3.95	1.78	2.86	0.29

Less distributions

Dividends (from net investment income)	(0.13)	(0.08)	(0.11)	(0.15)	(0.17)

Distributions (from capital gains)	(1.76)	-	(0.55)	(1.04)	(1.27)

Total distributions	(1.89)	(0.08)	(0.66)	(1.19)	(1.44)

Net asset value at end of year	$18.11	$23.49	$19.62	$18.50	$16.83

Total return	(16.31)%	20.16%	9.86%	18.82%	1.63%

Ratios / supplemental data

Net assets ($000), end of year	$33,029	$46,560	$51,141	$67,390	$41,688

Ratio of expenses to average net assets

Before custodian fee credits	1.28%	0.93%	0.83%	1.07%	1.05%

After custodian fee credits	1.27%	0.92%	0.82%	1.06%	1.04%

Ratio of net investment income after custodian fee credits to average net assets	0.48%	0.46%	0.70%	0.62%	0.89%

Portfolio turnover rate	33%	22%	16%	6%	2%

Z Shares (SIFZX)		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$23.55	$19.67	$18.55	$16.87	$18.00

Income from investment operations

Net investment incomeA	0.13	0.15	0.15	0.19	0.19

Net gains (losses) on securities (both realized and unrealized)	(3.59)	3.85	1.67	2.72	0.14

Total from investment operations	(3.46)	4.00	1.82	2.91	0.33

Less distributions

Dividends (from net investment income)	(0.18)	(0.12)	(0.15)	(0.19)	(0.19)

Distributions (from capital gains)	(1.76)	-	(0.55)	(1.04)	(1.27)

Total distributions	(1.94)	(0.12)	(0.70)	(1.23)	(1.46)

Net asset value at end of year	$18.15	$23.55	$19.67	$18.55	$16.87

Total return	(16.17)%	20.42%	10.09%	19.14%	1.83%

Ratios / supplemental data

Net assets ($000), end of year	$23,812	$28,929	$26,921	$30,963	$20,692

Ratio of expenses to average net assets

Before custodian fee credits	1.04%	0.72%	0.63%	0.85%	0.84%

After custodian fee credits	1.03%	0.71%	0.63%	0.84%	0.82%

Ratio of net investment income after custodian fee credits to average net assets	0.72%	0.68%	0.87%	0.91%	1.13%

Portfolio turnover rate	33%	22%	16%	6%	2%

A	Calculated using average shares outstanding

54	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a “Fund”, and collectively, the “Funds”), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates – but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund’s yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Annual Report	November 30, 2022	55

Notes to Financial Statements (continued)

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith under the direction of the Board of Trustees. The Board of Trustees has designated the adviser (Saturna Capital) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the adviser, subject to the Board of Trustee’s oversight.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2022, in valuing the Funds’ investments carried at value:

Funds	Level 1	Level 2	Level 3	Total

Short-Term Bond

Corporate Bonds[1]	$-	$7,381,222	$-	$7,381,222

Government Bonds[1]	$-	$4,192,484	$-	$4,192,484

Total Assets	$-	$11,573,706	$-	$11,573,706

Bond Income

Corporate Bonds[1]	$-	$6,349,812	$-	$6,349,812

Government Bonds[1]	$-	$2,589,699	$-	$2,589,699

Total Assets	$-	$8,939,511	$-	$8,939,511

Continued on next page.

56	November 30, 2022	Annual Report

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2022, in valuing the Funds’ investments carried at value (continued):

Funds	Level 1	Level 2	Level 3	Total

Core

Common Stocks

Communications	$563,020	$-	$-	$563,020

Consumer Discretionary	1,368,968	-	-	1,368,968

Consumer Staples	629,502	-	-	629,502

Energy	911,521	-	-	911,521

Financials	750,988	-	-	750,988

Health Care	1,801,983	-	-	1,801,983

Industrials	1,959,186	-	-	1,959,186

Materials	834,628	-	-	834,628

Technology	1,680,762	80,408	-	1,761,170

Utilities	498,688	-	-	498,688

Total Common Stocks[1]	$10,999,246	$80,408	$-	$11,079,654

Corporate Bonds[1]	$-	$4,012,092	$-	$4,012,092

Government Bonds[1]	$-	$2,753,799	$-	$2,753,799

Municipal Bonds[1]	$-	$207,405	$-	$207,405

Total Assets	$10,999,246	$7,053,704	$-	$18,052,950

Global High Income

Common Stocks

Communications	$528,966	$191,650	$-	$720,616

Consumer Discretionary	-	219,235	-	219,235

Energy	509,494	-	-	509,494

Financials	319,890	283,891	-	603,781

Health Care	362,260	-	-	362,260

Materials	914,980	260,297	-	1,175,277

Technology	248,600	212,158	-	460,758

Total Common Stocks	$2,884,190	$1,167,231	$-	$4,051,421

Corporate Bonds[1]	$-	$2,680,010	$-	$2,680,010

Government Bonds[1]	$-	$1,205,451	$-	$1,205,451

Municipal Bonds[1]	$-	$50,897	$-	$50,897

Total	$2,884,190	$5,103,589	$-	$7,987,779

Growth

Common Stocks[1]	$52,567,811	$-	$-	$52,567,811

Total Assets	$52,567,811	$-	$-	$52,567,811

International

Common Stocks

Communications	$1,662,180	$-	$-	$1,662,180

Consumer Discretionary	4,324,202	964,910	-	5,289,112

Consumer Staples	-	1,972,728	-	1,972,728

Energy	2,056,480	-	-	2,056,480

Health Care	8,935,984	-	-	8,935,984

Industrial	2,101,550	691,586	-	2,793,136

Materials	7,192,652	-	-	7,192,652

Technology	14,355,394	6,158,218	-	20,513,612

Utilities	1,053,360	1,116,193	-	2,169,553

Total Common Stocks	$41,681,802	$10,903,635	$-	$52,585,437

Government Bonds[1]	$-	$1,992,628	$-	$1,992,628

Total Assets	$41,681,802	$12,896,263	$-	$54,578,065

[1]	See Schedule of Investments for industry breakout.

Annual Report	November 30, 2022	57

Notes to Financial Statements (continued)

ReFlow Liquidity Program:

The Funds may participate in the ReFlow Fund, LLC (“ReFlow”) liquidity program, which is designed to provide an alternative liquidity source on days when redemptions of Fund shares exceed purchases. Under the program, ReFlow is available to provide cash to the Funds to meet all, or a portion, of daily net shareowner redemptions. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. For use of the ReFlow service, a participating Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily “Dutch auction” among other participating mutual funds seeking liquidity that day. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareowners. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Funds’ in-kind redemption policies. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day. During the period ended November 30, 2022, Sextant Growth, Sextant International, and Sextant Core Funds participated in ReFlow. Fees associated with ReFlow are disclosed in the Statements of Operations

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 – 2021) or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

As of November 30, 2022, the reclassification of capital accounts were as follows:

	Core	International

Distributable Earnings	$(211,414)	$(3,382,036)

Paid-in capital	$211,414	$3,382,036

	Short-Term Bond	Growth

Distributable Earnings	$53	$(1,976,404)

Paid-in capital	$(53)	$1,976,404

These reclassifications were primarily due to redemptions in kind and operating losses.

The Bond Income and Global High Income Funds had no reclassification of capital accounts.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

A Fund may invest in certain debt securities or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.

Publication of LIBOR benchmarks for most maturities and currencies ceased as of December 31, 2021, and publication of the remaining benchmarks is scheduled to be phased out on June 30, 2023. It is anticipated that financial instruments, such as certain floating rate bonds, that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by US Treasury

58	November 30, 2022	Annual Report

Notes to Financial Statements (continued)

securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

•

For each month in which the Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of 0.10% of the Fund’s average daily net assets for the preceding year.

•	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%.

For the fiscal year ended November 30, 2022, due to the performance adjustment the Advisory Fee amounts charged or reduced in addition to the Base Fee were as follows:

	Base Fees	Performance Fee	Adviser Fee

Short-Term Bond	$59,959	$(53)	$59,906

Bond Income	$53,792	$11,449	$65,241

Core	$93,034	$14,196	$107,230

Global High Income	$46,133	$12,497	$58,630

Growth	$292,101	$117,050	$409,151

International	$302,999	$145,073	$448,072

The adviser has voluntarily undertaken to limit expenses through March 31, 2023 of Sextant Short-Term Bond Fund to 0.60% and Sextant Global High Income to 0.75%. For the year ended November 30, 2022, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Short-Term Bond	$59,906	$(33,392)	$-

Bond Income	$65,241	$(39,940)	$-

Core	$107,230	$-	$-

Global High Income	$58,630	$(21,784)	$-

Growth	$409,151	$-	$-

International	$448,072	$-	$-

In accordance with the expense limitation noted above, for the year ended November 30, 2022, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares.

During the year ended November 30, 2022, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees

Short-Term Bond	n/a

Bond Income	n/a

Core	n/a

Global High Income	n/a

Growth Investor Shares (SSGFX)	$13,386

Growth Z Shares (SGZFX)	n/a

International Investor Shares (SSIFX)	$90,414

International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the year ended November 30, 2022, the Funds incurred the following amounts:

Retirement plan custodial fees

Short-Term Bond	$2,780

Bond Income	$2,393

Core	$3,172

Global High Income	$1,875

Growth Investor Shares (SSGFX)	$-

Growth Z Shares (SGZFX)	$7,133

International Investor Shares (SSIFX)	$35

International Z Shares (SIFZX)	$5,086

Annual Report	November 30, 2022	59

Notes to Financial Statements (continued)

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the year ended November 30, 2022, the Saturna Investment Trust incurred $47,605 of total expenses for the independent Trustee’s compensation and Trust board meetings. The Sextant Funds incurred $38,675 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended November 30, 2022, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Short-Term Bond	$2,428

Bond Income	$2,033

Core	$3,721

Global High Income	$1,407

Growth	$12,480

International	$12,878

On November 30, 2022, the trustees, officers, and their affiliates as a group owned 38.41%, 29.69%, 31.24%, 56.01%, 0.53%, 19.61%, 0.07%, and 31.17% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2022, and 2021, were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021

Short-Term Bond Fund

Ordinary income	$147,690	$132,185

Bond Income Fund

Ordinary income	$277,203	$299,448

Core Fund

Ordinary income	$288,518	$265,566

Long-Term capital gain[1]	$307,946	$-

Global High Income Fund

Ordinary income	$182,768	$289,162

Growth Fund

Ordinary income	$1,801,284	$144,220

Long-term capital gain[1]	$4,078,839	$314,003

	Year ended November 30, 2022	Year ended November 30, 2021

International Fund

Ordinary income	$475,898	$356,477

Long-term capital gain[1]	$5,599,189	$3,899,440

[1]	Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of November 30, 2022 was as follows:

	Short-Term Bond	Bond Income

Cost of investments	$12,092,360	$10,415,284

Gross tax unrealized appreciation	$1,901	$8,360

Gross tax unrealized depreciation	$(520,555)	$(1,484,133)

Net tax unrealized depreciation	$(518,654)	$(1,475,773)

	Core	Global High Income

Cost of investments	$14,171,785	$8,558,599

Gross tax unrealized appreciation	$4,532,330	$642,596

Gross tax unrealized depreciation	$(651,165)	$(1,213,416)

Net tax unrealized appreciation (depreciation)	$3,881,165	$(570,820)

	Growth	International

Cost of investments	$23,815,849	$31,593,502

Gross tax unrealized appreciation	$29,168,608	$23,543,676

Gross tax unrealized depreciation	$(416,646)	$(559,113)

Net tax unrealized appreciation	$28,751,962	$22,984,563

As of November 30, 2022, components of distributable earnings on a tax basis were as follows:

Short-Term Bond

Undistributed ordinary income	$3,474

Tax accumulated earnings	$3,474

Accumulated capital losses	$(91,914)

Unrealized depreciation	$(518,654)

Total accumulated earnings	$(607,094)

Bond Income

Undistributed ordinary income	$1,630

Tax accumulated earnings	$1,630

Accumulated capital losses	$(15,924)

Unrealized depreciation	$(1,475,773)

Total accumulated earnings	$(1,490,067)

Core

Undistributed ordinary income	$239,213

Accumulated capital gains	$29,953

Tax accumulated earnings	$269,166

Unrealized appreciation	$3,881,165

Other unrealized loss	$7

Total accumulated earnings	$4,150,338

60	November 30, 2022	Annual Report

Notes to Financial Statements (continued)

Global High Income

Undistributed ordinary income	$294,292

Tax accumulated earnings	$294,292

Accumulated capital gains	$(3,036)

Unrealized depreciation	$(570,820)

Other unrealized gains	$88

Total accumulated earnings	$(279,476)

Growth

Undistributed ordinary income	$15

Accumulated capital gains	$1,300,038

Tax accumulated earnings	$1,300,053

Unrealized appreciation	$28,751,962

Total accumulated earnings	$30,052,015

International

Accumulated capital losses	$(142,690)

Unrealized appreciation	$22,984,563

Other unrealized gain	$427

Total accumulated earnings	$22,842,300

As of November 30, 2022, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-Term Bond Fund

Short-term loss carryforward	$35,693	Unlimited

Long-term loss carryforward	$56,221	Unlimited

	$91,914

Bond Income Fund

Long-term loss carryforward	$15,924	Unlimited

	$15,924

Global High Income Fund

Short-term loss carryforward	$3,036	Unlimited

	$3,036

International Fund

Short-term loss carryforward	$142,690	Unlimited

	$142,690

NOTE 6 – Investments

Investment transactions other than short-term investments and redemptions in-kind for the fiscal year ended November 30, 2022, were as follows:

	Purchases	Sales

Short-Term Bond	$4,637,166	$4,631,047

Bond Income	$-	$160,000

Core	$4,528,070	$1,765,652

Global High Income	$2,389,392	$1,645,657

Growth	$12,740,940	$13,306,719

International	$19,087,358	$21,075,471

Redemptions in-kind for the fiscal year ended November 30, 2022, were as follows:

	Purchases	Sales

Core	-	$362,885

Growth	-	$2,556,013

International	-	$5,838,589

NOTE 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the fiscal year ended November 30, 2022, were as follows:

Custodian Fee Credits

Short-Term Bond	$487

Bond Income	$440

Core	$782

Global High Income	$629

Growth	$2,374

International	$6,174

NOTE 8 – COVID-19 Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact a Fund’s performance.

NOTE 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Funds currently have an outstanding Proxy to remove the fulcrum fee from the Funds. The vote has been adjourned until February 6, 2023.

The Funds declared the payment of a distribution to be paid on December 15, 2022, to all shareowners of record on December 14, 2022, as follows:

	Income	Long-Term Capital Gain	Short-Term Capital Gain

Core	$0.1920	$0.0239	$-

Global High Income	0.3420	-	-

Growth (Investor Shares)	-	0.9175	-

Growth (Z Shares)	-	0.9175	-

International (Investor Shares)	-	-	-

International (Z Shares)	-	-	-

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	November 30, 2022	61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Sextant Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sextant Short Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund and Sextant International Fund (the “Funds”), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 27, 2023

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

62	November 30, 2022	Annual Report

Expenses	(unaudited)

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022, to November 30, 2022).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (June 1, 2022)	Ending Account Value (November 30, 2022)	Expenses Paid During Period[1]	Annualized Expense Ratio

Short-Term Bond Fund	$1,000	$988.50	$2.99	0.60%

Hypothetical (5% return before expenses)	$1,000	$1,022.06	$3.04	0.60%

Bond Income Fund	$1,000	$947.00	$3.17	0.65%

Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.30	0.65%

Core Fund	$1,000	$998.70	$4.99	1.00%

Hypothetical (5% return before expenses)	$1,000	$1,020.08	$5.04	1.00%

Global High Income Fund	$1,000	$957.40	$3.59	0.73%

Hypothetical (5% return before expenses)	$1,000	$1,021.40	$3.71	0.73%

Growth Fund Investor Shares	$1,000	$974.10	$6.32	1.28%

Hypothetical (5% return before expenses)	$1,000	$1,018.66	$6.47	1.28%

Growth Fund Z Shares	$1,000	$975.30	$5.16	1.04%

Hypothetical (5% return before expenses)	$1,000	$1,019.85	$5.28	1.04%

International Fund Investor Shares	$1,000	$988.50	$6.58	1.32%

Hypothetical (5% return before expenses)	$1,000	$1,018.46	$6.67	1.32%

International Fund Z Shares	$1,000	$989.10	$5.37	1.08%

Hypothetical (5% return before expenses)	$1,000	$1,019.67	$5.46	1.08%

[1]

Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of June 1, 2022, through November 30, 2022), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2022	63

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (55) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (73) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (64) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist)	None

(photo omitted)	Jim V. McKinney (61) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	President/CEO, Apple Mountain LLC, consulting and development; Former US Army Foreign Area Officer	None

(photo omitted)	Sarah E.D. Rothenbuhler (54) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (47) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

64	November 30, 2022	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (47) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (50) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (61) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (42) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Elliot S. Cohen (59) 1300 N. State Street Bellingham, WA 98225	Secretary (since 2022); N/A	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.sextantfunds.com, includes additional information about the Trustees.

On November 30, 2022, the trustees, officers, and their affiliates as a group owned 38.41%, 29.69%, 31.24%, 56.01%, 0.53%, 19.61%, 0.07%, and 31.17% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively. Saturna Capital Corporation is the Trust’s adviser and Saturna Brokerage Services, Inc. is the Trust’s distributor.

During the year ended November 30, 2022, the Independent Trustess were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2022, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.55 million.

[1]	Holds the same position with Amana Mututal Funds Trust

Annual Report	November 30, 2022	65

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 13, 2022, the Trustees of Saturna Investment Trust, including the Independent Trustees, discussed the renewal of the current Advisory Agreement with the Trust, on behalf of each of the Funds, and Saturna Capital, and the proposed amendment to the current Advisory Agreement (the “Amendment”) to implement a single advisory and administrative fee rate based on a Fund’s average daily net assets and eliminate the current performance fee adjustment, whereby each Fund’s base advisory and administrative fee of 0.50% is adjusted 0.10% or 0.20% higher or lower, depending upon how much the Fund outperforms or underperforms the average 12-month total return of the funds in its respective Morningstar, Inc. (“Morningstar”) category (“Performance Fee Adjustment”). The Adviser cited the following reasons for its recommendation to approve the Amendment:

•

The Performance Fee Adjustment structure has failed to increase investor demand and attract significant assets for the Funds, making it more difficult for them to realize economies of scale. The Adviser also noted that the Performance Fee Adjustment structure also is not in line with that of peer funds.

•

The methodology used to calculate the Performance Fee Adjustment is complex, preventing the Funds from being more competitive in the mutual fund marketplace because it is more difficult to educate investors and their financial intermediaries about investing in complex products. The Amendment is intended to make the fee structure of each Fund less complicated and more understandable to investors and their investment advisers.

•

The performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to fluctuations in advisory and administrative fees and total expense ratios that can result from fund performance fluctuations.

•

Saturna Capital believes that the changes would increase the competitiveness and marketability of the Funds and thus create the potential to grow overall assets. If the Funds’ assets grow, Saturna Capital could receive more in advisory and administrative fees, because the overall average daily net assets on which it will collect advisory and administrative fees will be greater. If Fund assets grow, shareowners may realize economies of scale due to a Fund’s fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses; however, there is no guarantee that such economies will be realized.

At the recommendation of Saturna Capital, the Board, including a majority of the Independent Trustees, approved the renewal of the Agreement, and the proposed Amendment to the Agreement, between the Adviser and the Trust, on behalf of each Fund subject to approval by the funds’ shareholders at a shareowners meeting scheduled for January 10, 2023. The Board, including a majority of the Independent Trustees, also recommended approval of the Amendment by shareowners of each Fund.

The Board and the Independent Trustees determined that the information received and the basis for the renewal of the Advisory Agreement also would support the Board’s approval of the proposed Amendment; these considerations included materials received by the Board in connection with the proposed change in fee structure as reflected in the proposed Amendment. In considering the renewal of the Agreement and the approval of the Amendment, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna Capital, the potential for economies of scale that may be shared with each Fund and its shareowners as each Fund’s assets grow, and any other benefits derived by Saturna Capital from its relationship with the Funds.

With respect to the Amendment, the Trustees also considered that the only changes that the Amendment makes to the current Agreement are (i) the elimination of the Performance Fee Adjustment and adoption of a more conventional single advisory and administrative fee rate based on each Fund’s average daily net assets, and (ii) updating the date of effectiveness. The Trustees further considered that, to the extent Saturna Capital receives more in advisory and administrative fees as a result of the Amendment, Mr. Kaiser and Mrs. Carten would benefit as a result of their ownership interest in Saturna Capital.

The Trustees considered that the Funds will not bear the expenses related to the above-referenced changes, including the expenses relating to the Special Meeting of Shareowners and the preparation, printing and mailing of the proxy materials and all related solicitations.

In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the Agreement and the Amendment, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management. The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

66	November 30, 2022	Annual Report

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees considered the investment performance of each Fund over time, including each Fund’s average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended July 31, 2022. The Trustees also considered comparative information from Morningstar, which provides independent analysis of mutual fund data and, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed each Fund’s performance relative to the Fund’s Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods, as applicable, ended July 31, 2022. The Trustees also considered each Fund’s Morningstar performance rankings (one through five stars) and noted the sustainability ratings assigned to some of the Funds by Morningstar. The Trustees noted that the short-term performance of the Sextant International Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third and first quartiles for the respective three- and five-year periods, and long-term performance was in the third and first quartiles for the respective ten- and fifteen-year periods. The Trustees noted that the short- term performance of the Sextant Growth Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the second and first quartiles for the respective three- and five-year periods, and long-term performance was in the third and fourth quartiles for the respective ten- and fifteen-year periods. The Trustees noted that the short- term performance of the Sextant Short-Term Bond Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third and fourth quartiles for the respective three- and five-year periods, and long-term performance was in the fourth quartile for the ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Bond Income Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the second and fourth quartiles for the respective three- and five-year periods, and long-term performance was in the fourth quartile for the ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Core Fund was in the first quartile for its Morningstar category for the one-year period, medium-term performance was in the third and second quartiles for the respective three- and five-year periods, and long-term performance was in the fourth quartile for the ten- and fifteen-year periods. The Trustees noted that the short-term performance of the Sextant Global High Income Fund was in the second quartile for its Morningstar category for the one-year period, and medium- and longer-term performance was in the fourth quartile for the three-, five-, and ten-year periods.

The Trustees also considered each Fund’s Morningstar performance ranking (one through five stars), noting that the overall Morningstar rating for the Sextant International Fund was four stars, Sextant Growth and Sextant Core Funds were both rated three stars, and Sextant Short-Term Bond, Sextant Bond Income, and Sextant Global High Income were each rated two stars.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds compiled by Saturna Capital with similar investment objectives and strategies. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund’s performance relative to its benchmark, to evaluate each Fund’s performance over near-term and long-term time periods, as applicable. The Trustees evaluated the performance fee structure of the advisory and administrative fee under the current Agreement, noting that, if approved by the Trustees and by shareowners, the Amendment would replace the performance fee structure with a single advisory and administrative fee rate based on a Fund’s average daily net assets.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Funds’ operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized that Saturna Capital’s efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Funds and the costs undertaken by Saturna Capital. The Trustees considered Saturna Capital’s representation that, if approved, the changes reflected in the Amendment would create the potential to grow the Funds’ overall assets, which potentially could benefit the Funds’ shareowners due to economies of scale due to a Fund’s fixed costs (other than the advisory and administrative fee) being allocated across a larger asset base, which could lower average Fund expenses. The Trustees considered that the proposed single advisory and administrative fee rate for each Fund in the Amendment does not reflect economies of scale for the benefit of the Funds’ shareowners.

Annual Report	November 30, 2022	67

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether each Fund’s advisory and administrative fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services. The Trustees recognized that profitability information in future years would differ from that reviewed previously as a result of the elimination of the Performance Fee Adjustment. The Trustees noted that, due to the elimination of the Performance Fee Adjustment, in the event that the Amendment is approved by shareowners, profitability would no longer be directly affected by investment performance relative to the average 12-month total return of the funds in a Fund’s Morningstar category.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

In considering the Amendment, the Trustees considered the current advisory and administrative fee rate paid by a Fund to Saturna Capital under the Agreement and the proposed advisory and administrative fee rate payable by a Fund to Saturna Capital pursuant to the Amendment. With respect to the proposed elimination of the Performance Fee Adjustment and the implementation of a single advisory and administrative fee rate as provided in the Amendment, the Trustees considered the pro forma total expense ratio of each Fund and its share classes in comparison to the average total expense ratio of the funds in its Morningstar category for various periods. In doing so, the Trustees considered that the Funds’ pro forma total expense ratios were higher than their respective Morningstar category averages in certain years and lower in others.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital’s other business lines also potentially benefit the Funds. The Trustees also noted that there were no soft dollar arrangements with respect to trading in the Funds’ portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory and administrative fees and the fact that Saturna Brokerage Services, a wholly owned subsidiary of Saturna Capital, receives distribution and shareowner services fees under Rule 12b- 1, which it would not otherwise receive if Saturna Capital did not serve as the investment manager for the Funds. The Trustees also noted that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgement that the fees paid by each Fund to Saturna Capital were, from an arm’s length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory and administrative fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund’s Agreement with Saturna Capital, and to approve the Amendment.

68	November 30, 2022	Annual Report

Results of Shareowner Meeting

On January 10, 2023, shareowners of the Saturna Investment Trust convened a Special Meeting. The meeting record date was November 21, 2022.

At the meeting, six proposals to remove the performance fee adjustment (the “fulcrum” fee) were considered and five were approved: Sextant Growth, Sextant Core, Sextant Short-Term Bond, Sextant Bond Income, and Sextant Global High Income.

Also at the meeting, six proposals to adjourn the meeting, if necessary, were considered and approved. The meeting was adjourned to February 6, 2023, only for the Sextant International Fund to allow more shareowners to vote.

The following shares were voted at the meeting:

Sextant Growth Fund
	Outstanding Shares	For	Against	Abstain

Proposal 1	1,423,260	706,374	53,655	9,718

Proposal 7A	1,423,260	707,549	50,584	11,614

Sextant International Fund
	Outstanding Shares	For	Against	Abstain

Proposal 2	3,141,707	1,227,447	109,199	66,756

Proposal 7B	3,141,707	1,240,862	95,661	66,878

Sextant Core Fund
	Outstanding Shares	For	Against	Abstain

Proposal 3	1,294,945	690,127	27,800	254

Proposal 7C	1,294,945	695,408	22,520	254

Sextant Short-Term Bond Fund
	Outstanding Shares	For	Against	Abstain

Proposal 4	2,560,524	1,491,533	59,060	20,067

Proposal 7D	2,560,524	1,482,676	57,906	30,079

Sextant Bond Income Fund
	Outstanding Shares	For	Against	Abstain

Proposal 5	2,242,249	1,433,311	69,214	970

Proposal 7E	2,242,249	1,432,289	68,798	2,409

Sextant Global High Income Fund
	Outstanding Shares	For	Against	Abstain

Proposal 6	894,652	567,815	22,470	297

Proposal 7F	894,652	568,880	21,405	297

Annual Report	November 30, 2022	69

Availability of Portfolio Information

(1)

The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.sextantfunds.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds.com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec. gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

70	November 30, 2022	Annual Report

Except for this legend, this page has been left blank intentionally.

Annual Report	November 30, 2022	71

SATURNA CAPITAL

1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

SATURNA
SUSTAINABLE FUNDS

Sustainable Equity Fund
SEEFX

Sustainable Bond Fund
SEBFX

Annual Report

November 30, 2022

Performance Summary (as of December 31, 2022)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)
					Expense Ratio[1]

	1 Year	3 Year	5 Year	10 Year	Gross	Net

Sustainable Equity Fund (SEEFX)	-21.39%	2.86%	6.07%	n/a	0.85%	0.75%

S&P Global 1200 Index	-16.83%	5.32%	6.58%	9.33%	n/a	n/a

Sustainable Bond Fund (SEBFX)	-8.54%	-1.40%	-0.12%	n/a	0.86%	0.65%

FTSE WorldBIG Bond Index	-17.14%	-4.98%	-1.98%	-0.54%	n/a	n/a

[1]

By regulation, expense ratios shown in these tables are as stated in the Funds’ most recent Prospectus, dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period. Saturna Capital, the Fund’s adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2023.

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 22 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The FTSE WorldBIG Bond Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed-income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	November 30, 2022	Annual Report

(unaudited)

Fellow Shareowners:	January 19, 2023

In 2022, three consecutive years of highly remunerative stock market returns collided with persistent inflation, the Federal Reserve pushing rates sharply higher, and Russia’s invasion of Ukraine causing food and energy prices to soar. These combined forces, abetted by high valuations, drove equities to their worst annual performance since 2008 and the Global Financial Crisis. Since the end of World War II there have been only three years when the S&P 500 declined by a greater percentage than in 2022: 1974, following the previous year’s OPEC oil price hikes; 2002, following the 2001 Dot Com crash and amid growing tensions over possible war in Iraq; and 2008, as mentioned above. Technology stocks led the sell-off in 2022, placed at risk by extended valuations as rising interest rates reduced the value of future cash flows.

For the fiscal year ended November 30, 2022, the S&P 500 Index fell -9.21% while the S&P Global 1200 Index fell -9.38% and the broader MSCI All Country World Index lost -11.19%. Saturna Sustainable Equity Fund trailed, posting a -15.96% decrease for the same period. Bond markets were similarly roiled with the FTSE WorldBIG Bond Index losing -17.32% and the Bloomberg US Aggregate Index falling -12.84%. Saturna Sustainable Bond Fund fared better, losing just -7.83% comparatively. Year-over-year, assets of the Funds fell -5.7% to more than $48 million.

We’re pleased to report strong ratings for both performance relative to peers and sustainability from independent performance monitor Morningstar. As of December 31, 2022, both Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund were rated 4 Stars Overall (among 337 Global Large-Stock Blend funds for the Equity Fund and 192 Global Bond funds for the Bond Fund). As of November 30, 2022, Saturna Sustainable Equity ranked in the 6th percentile (among 7,758 in the Global Equity Large Cap category) for sustainability and earned a “High” 5 Globe rating, and Saturna Sustainable Bond ranked in the 11th percentile (among 1,951 funds in the Global Fixed Income category) and earned an “Above Average” 4 Globe rating. See page 5 for further details.

Morningstar®

Saturna Sustainable Equity (SEEFX)

Overall Rating™	Sustainability Rating™
ê ê ê ê	ø ø ø ø ø

Among 337 Global Large-Stock Blend Funds, based on risk-adjusted performance

Saturna Sustainable Bond (SEBFX)

Overall Rating™	Sustainability Rating™
ê ê ê ê	ø ø ø ø ø

Among 192 Global Bond Funds, based on risk-adjusted performance

Annual Report	November 30, 2022	3

Going Forward

As we embark upon the new year, no question figures more prominently among investors than “What are your market expectations?” Such queries carry greater urgency, given the significant decline in 2022 and recessionary worries in 2023. In response to this question, we typically reply that we are not market prognosticators, preferring to focus on the long-term outlook for the stocks in which we invest. Every four years, however, we arrive upon a market phenomenon with an unblemished multi-decade record of calling the market over the coming year — the Midterm Effect. From 1945 to 2019, the one-year return of the S&P 500 has been positive in 19 out of 19 of the years following a midterm election. For the same period, returns for the S&P 500 in the years following a midterm election averaged 16.28% compared to an average return of 7.99% in other years.

From 1942 until now, the S&P 500 has had 17 down years. However, in that time, there have been only three pairs of consecutive down years (1973-1974, 2000-2001, and 2001-2002). Considering the market’s 2022 downdraft, this perhaps provides another reason for optimism regarding the prospects for 2023 and for remaining engaged with the markets.

While higher interest rates continue to haunt the markets, holders of long-term bonds are at short-term risk of price declines. Investors around the world — not just Americans — generally have confidence that they will survive the economic storms.

Businesses across the globe are publishing more and better data regarding their environmental, social and governance (“ESG”) habits and goals. While many CEOs understand the business case for responsibly handling resources and stakeholders for the long-term good of the planet and their smaller communities, we acknowledge that political headwinds exist for ESG investing practitioners.

With recession fears looming and persistent inflation, we undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. Thank you for investing with us. We stand ready to serve you in both bull and bear markets by providing steady navigation amid the rising tide.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	November 30, 2022	Annual Report

Morningstar Ratings™	As of December 31, 2022	(unaudited)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	Overall	Sustainability Rating™ B

Saturna Sustainable Equity Fund – “Global Large-Stock Blend” Category

SEEFX	n/a	êêê	êêêê	êêêê	ø ø ø ø ø

% Rank in Category	85	72	24	n/a	6

Number of Funds in Category	367	337	288	337	7,758

Saturna Sustainable Bond Fund – “Global Bond” Category

SEBFX	n/a	êêêê	êêêê	êêêê	ø ø ø ø ø

% Rank in Category	21	13	19	n/a	11

Number of Funds in Category	201	192	170	192	1,951

The Morningstar Sustainability Ratings are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2023 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of December 31, 2022. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of November 30, 2022. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 99% of Assets Under Management. Saturna Sustainable Bond Fund was rated on 92% of Assets Under Management.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Ratings over time.

Annual Report	November 30, 2022	5

Saturna Sustainable Equity Fund: Performance Summary	(unaudited)

Average Annual Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Equity Fund (SEEFX)[2]	-15.96%	6.92%	n/a	0.85%

S&P Global 1200 Index	-9.38%	7.81%	10.02%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor’s Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $16,124 versus $18,782 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings

% of Total Net Assets

Novo Nordisk ADR	3.2%

Nintendo ADR	3.1%

Tractor Supply	2.9%

Wolters Kluwer	2.8%

Johnson Matthey	2.7%

CGI Group, Class A	2.6%

Lowe’s	2.6%

Assa Abloy ADR	2.6%

Legrand	2.5%

Schneider Electric ADR	2.5%

Portfolio Diversification

% of Total Net Assets

Large Pharma	12.7%	∎
Home Products Stores	8.0%	∎
Household Products	6.8%	∎
Specialty Chemicals	5.8%	∎
Commercial & Residential Building Equipment & Systems	5.1%	∎
IT Services	5.0%	∎
Consumer Electronics	4.8%	∎
Electrical Power Equipment	4.4%	∎
Application Software	3.1%	∎
Information Services	2.8%	∎
Consumer Finance	2.7%	∎
Life Insurance	2.5%	∎
Industries < 2.5%	24.2%	∎
Other Assets (net of liabilities)	12.1%	∎

6	November 30, 2022	Annual Report

Saturna Sustainable Equity Fund: Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

For the fiscal year ended November 30, 2022, the Saturna Sustainable Equity Fund declined -15.96%, trailing the -9.21% drop for the S&P 500 Index. The S&P Global 1200 declined -9.38% for the same period.

(photo omitted)

Factors Affecting Past Performance

After three years of buoyant stock market performance (fueled in part by ultra-low bond yields) the Federal Reserve (the “Fed”) aggressively hiked interest rates in response to persistent inflation. As a result, in 2022 the S&P 500 suffered its worst year since 2008 and the Global Financial Crisis. Investors holding the Sustainable Equity Fund had a challenging year due to the downturn in financial markets.

Energy was the best performing sector in 2022, the only sector to post a gain rather than a loss, and is specifically excluded by prospectus in our portfolio. Despite the difficult environment for sustainable investors, certain stocks fared comparatively well. We experienced positive returns from Health Care, with Novo Nordisk being the top contributor to the Sustainable Equity Fund for the year. The outlook for diabetes management remains strong and we intend to hold our position in the future. We also benefited from positions in the insurance industry and the Consumer Staples sector. Insurance companies Chubb and Aviva contributed to the former while TJX and Tractor Supply lifted the latter.

Inflation concerns and the toll of war in Ukraine led European stocks to fall. As a global fund, Sustainable Equity Fund was exposed and affected. Two of the largest detractors in the Fund this year, Koninklijke Philips and Adidas, which are both domiciled in Europe, were weaned down as of November 30, 2022, and have since been fully ejected from the portfolio. The third largest detractor was US-based PayPal, which we are keeping, and we hold our conviction that there is plenty of room for the payments giant to grow.

Looking Forward

The economy is growing, unemployment remains low, wages are rising, and energy prices have fallen. Despite these positives, conversations regarding the economic and stock market outlook (not that the two are closely related over the short-term) focus on the likelihood and potential severity of recession. Monetary policy works with a lag, and we still do not know the effect of the Fed’s raising rates from near-zero at the start of 2022 to over 4% at year end. Despite arguably shooting in the dark, the Fed has committed to further rate increases pushing toward 5%. In our view, persistent yield curve inversions point to recession, but only time will tell.

Annual Report	November 30, 2022	7

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 87.9%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Cable & Satellite

Shaw Communications, Class B	5,000	$132,286	$136,450	Canada	0.7%

Entertainment Content

Walt Disney Company[2]	2,600	460,792	254,462	United States	1.3%

		593,078	390,912		2.0%

Consumer Discretionary

Apparel, Footwear & Accessory Design

adidas ADR	3,145	484,293	202,884	Germany	1.0%

Home Products Stores

Home Depot	1,500	279,738	485,985	United States	2.5%

Lowe’s	2,400	326,722	510,120	United States	2.6%

Tractor Supply	2,500	453,570	565,775	United States	2.9%

		1,060,030	1,561,880		8.0%

Other Commercial Services

Ecolab	1,500	237,915	224,745	United States	1.1%

Restaurants

Starbucks	3,213	237,202	328,369	United States	1.7%

Specialty Apparel Stores

TJX Companies	5,000	238,192	400,250	United States	2.0%

		2,257,632	2,718,128		13.8%

Consumer Staples

Household Products

Haleon ADR[2]	11,500	84,283	79,235	United Kingdom	0.4%

L’Oreal ADR	5,400	297,824	401,814	France	2.0%

Reckitt Benckiser Group ADR	16,700	280,226	244,154	United Kingdom	1.2%

Unicharm ADR	40,500	326,015	300,510	Japan	1.5%

Unilever ADR	6,600	340,612	332,508	United Kingdom	1.7%

		1,328,960	1,358,221		6.8%

Packaged Food

Danone ADR	31,200	422,529	326,664	France	1.7%

		1,751,489	1,684,885		8.5%

Energy

Renewable Energy Equipment

Vestas Wind Systems	11,000	199,477	282,775	Denmark	1.4%

Continued on next page.

8	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 87.9%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	860	$171,375	$306,504	United States	1.5%

PayPal	2,900	674,351	227,389	United States	1.2%

		845,726	533,893		2.7%

Life Insurance

Aviva ADR	45,600	416,983	491,112	United Kingdom	2.5%

P&C Insurance

Chubb	2,000	287,787	439,180	Switzerland	2.2%

		1,550,496	1,464,185		7.4%

Health Care

Biotech

BioNTech SE ADR	800	125,059	133,616	Germany	0.7%

Large Pharma

GlaxoSmithKline ADR	9,200	369,834	318,228	United Kingdom	1.6%

Johnson & Johnson	2,300	365,640	409,400	United States	2.1%

Novartis ADR	4,300	394,692	385,108	Switzerland	1.9%

Novo Nordisk ADR	5,100	324,489	635,460	Denmark	3.2%

Pfizer	8,000	290,709	401,040	United States	2.0%

Roche Holding ADR	9,000	406,003	368,280	Switzerland	1.9%

		2,151,367	2,517,516		12.7%

		2,276,426	2,651,132		13.4%

Industrials

Commercial & Residential Building Equipment & Systems

Assa Abloy ADR	44,500	515,233	509,525	Sweden	2.6%

Legrand	6,200	520,793	499,868	France	2.5%

		1,036,026	1,009,393		5.1%

Electrical Components

TE Connectivity	3,200	356,052	403,584	Switzerland	2.0%

Electrical Power Equipment

Schneider Electric ADR	17,100	424,554	499,662	France	2.5%

Siemens ADR	5,300	361,107	367,555	Germany	1.9%

		785,661	867,217		4.4%

		2,177,739	2,280,194		11.5%

Materials

Specialty Chemicals

DSM Koninklijke	1,928	255,228	247,437	Netherlands	1.2%

Johnson Matthey	21,031	690,073	527,521	United Kingdom	2.7%

Novozymes ADR	6,550	329,753	378,525	Denmark	1.9%

		1,275,054	1,153,483		5.8%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	9

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2022

Common Stocks – 87.9%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology

Application Software

Adobe[2]	1,000	$108,410	$344,930	United States	1.7%

Dassault Systemes ADR	7,530	119,029	277,255	France	1.4%

		227,439	622,185		3.1%

Communications Equipment

Apple	3,028	83,313	448,235	United States	2.3%

Consumer Electronics

Nintendo ADR	56,625	633,296	607,586	Japan	3.1%

Sony ADR	4,000	261,556	332,280	Japan	1.7%

		894,852	939,866		4.8%

Electronics Components

Murata Manufacturing	4,000	203,199	217,133	Japan	1.1%

Information Services

Wolters Kluwer	5,000	371,604	545,256	Netherlands	2.8%

Infrastructure Software

Microsoft	1,438	62,724	366,891	United States	1.8%

IT Services

Accenture, Class A	1,600	275,166	481,488	Ireland	2.4%

CGI Group, Class A2	6,000	421,997	523,860	Canada	2.6%

		697,163	1,005,348		5.0%

Semiconductor Devices

NXP Semiconductors	1,800	179,525	316,512	Netherlands	1.6%

STMicroelectronics ADR	3,900	136,216	151,632	Switzerland	0.8%

		315,741	468,144		2.4%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	1,825	69,799	151,438	Taiwan	0.8%

		2,925,834	4,764,496		24.1%

Total investments		$15,007,225	$17,390,190		87.9%

Other assets (net of liabilities)			2,392,089		12.1%

Total net assets			$19,782,279		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

10	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of November 30, 2022

Countries	(unaudited)

Other assets (net of liabilities) 12.1% Weightings shown are a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	11

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $15,007,225)	$17,390,190

Cash	2,368,338

Dividends and interest receivable	41,643

Prepaid expenses	3,721

Receivable for Fund shares sold	2,220

Total assets	19,806,112

Liabilities

Accrued audit expenses	11,506

Accrued advisory fees	7,979

Accrued retirement plan custody fee	1,943

Accrued other expenses	1,131

Accrued Chief Compliance Officer expenses	669

Accrued legal expenses	585

Accrued trustee expenses	20

Total liabilities	23,833

Net assets	$19,782,279

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$17,406,731

Total distributable earnings	2,375,548

Net assets applicable to Fund shares outstanding	$19,782,279

Fund shares outstanding	1,277,118

Net asset value, offering, and redemption price per share	$15.49

Statement of Operations

Year ended November 30, 2022

Investment income

Dividend income (net of foreign tax of ($38,988))	$337,297

Total investment income	337,297

Expenses

Advisory fees	138,001

Filing and registration fees	19,652

Audit fees	14,001

Legal fees	6,391

Trustee fees	5,720

Chief Compliance Officer expenses	4,730

Other operating expenses	3,010

Retirement plan custodial fees	2,658

Custodian fees	1,512

Printing and Postage fees	1,460

Total gross expenses	197,135

Less adviser fees waived	(36,392)

Less custodian fee credits	(1,512)

Net expenses	159,231

Net investment income	$178,066

Net realized gain from investments and foreign currency	$147,255

Net decrease in unrealized appreciation on investments and foreign currency	(4,324,755)

Net loss on investments and foreign currency	$(4,177,500)

Net decrease in net assets resulting from operations	$(3,999,434)

12	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Increase (decrease) in net assets from operations

From operations

Net investment income	$178,066	$160,381

Net realized gain (loss) on investment and foreign currency	147,255	(35,745)

Net increase (decrease) in unrealized appreciation on investments and foreign currencies	(4,324,755)	2,048,413

Net increase (decrease) in net assets resulting from operations	(3,999,434)	2,173,049

Distributions to shareowners	(164,336)	(62,912)

Capital share transactions

Proceeds from sales of shares	2,792,479	7,491,624

Value of shares issued in reinvestment of dividends	163,667	62,910

Cost of shares redeemed	(4,385,092)	(1,123,380)

Total capital shares transactions	(1,428,946)	6,431,154

Total increase (decrease) in net assets	(5,592,716)	8,541,291

Net assets

Beginning of year	25,374,995	16,833,704

End of year	$19,782,279	$25,374,995

Shares of the Fund sold and redeemed

Number of shares sold	168,148	418,656

Number of shares issued in reinvestment of dividends	8,692	3,664

Number of shares redeemed	(267,640)	(61,059)

Net increase (decrease) in number of shares outstanding	(90,800)	361,261

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$18.55	$16.72	$13.58	$11.51	$11.44

Income from investment operations

Net investment income	0.14	0.13	0.10	0.09	0.09

Net gains (losses) on securities (both realized and unrealized)	(3.08)	1.76	3.11	2.08	0.07

Total from investment operations	(2.94)	1.89	3.21	2.17	0.16

Less distributions

Dividends (from net investment income)	(0.12)	(0.06)	(0.07)	(0.10)	(0.09)

Total distributions	(0.12)	(0.06)	(0.07)	(0.10)	(0.09)

Net asset value at end of year	$15.49	$18.55	$16.72	$13.58	$11.51

Total return	(15.96% )	11.32%	23.74%	19.04%	1.39%

Ratios / supplemental data

Net assets ($000), end of year	$19,782	$25,375	$16,834	$8,185	$5,658

Ratio of expenses to average net assets

Before fee waivers	0.93%	0.85%	0.78%	1.81%	1.27%

After fee waivers	0.76%	0.76%	0.75%	0.78%	0.76%

After fee waivers and custodian fee credits	0.75%	0.75%	0.73%	0.75%	0.75%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	0.84%	0.71%	0.61%	0.80%	0.82%

Portfolio turnover rate	9%	8%	13%	13%	8%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	13

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of November 30, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Bond Fund (SEBFX)[2]	-7.83%	-0.03%	n/a	0.86%

FTSE WorldBIG Bond Index	-17.32%	-1.90%	-0.55%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Bond Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed-income markets. The graph shows that an investment in the Fund would have risen to $10,517 versus rising to $9,815 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings

% of Total Net Assets

INTL BK RECON & DEVELOP (4.25% due 01/22/2026)	5.4%

New York City NY Hsg Dev Corp (1.67% due 05/01/2062)	5.2%

Canadian Imperial Bank (4.375% due 10/28/2080)	4.5%

United States Treasury Bond (2.75% due 11/15/2042)	3.9%

Sheridan Co Redev Agy Incr Revenue (2.40% due 12/01/2029)	3.8%

Koninklijke Philips (7.125% due 05/15/2025)	3.6%

Santa Cruz CA Redev Agy MF Rev (1.73% due 08/15/2035)	3.5%

Asian Development Bank (6.00% due 02/05/2026)	3.4%

International Finance Corp (4.60% due 01/27/2023)	3.3%

MAF Sukuk (4.638% due 05/14/2029)	2.7%

Portfolio Diversification

% of Total Net Assets

Government Bonds	27.7%	∎
Financials	23.0%	∎
Municipal Bonds	18.6%	∎
Technology	5.4%	∎
Health Care	5.1%	∎
Utilities	3.3%	∎
Consumer Staples	2.5%	∎
Consumer Discretionary	2.5%	∎
Industrials	2.2%	∎
Materials	2.1%	∎

Communications	1.7%	∎

Other Assets (net of liabilities)	5.9%	∎

14	November 30, 2022	Annual Report

Saturna Sustainable Bond Fund: Discussion of Fund Performance	(unaudited)

(photo omitted)

Fiscal Year 2022

For the fiscal year ended November 30, 2022, Saturna Sustainable Bond Fund produced a total return of -7.83% and the FTSE WorldBIG Bond Index returned -17.32%. The Fund had an effective duration1 (price sensitivity to changes in interest rates) of 3.49 years relative to more than 6.5 years for the Index. Some of the major factors that led to the Fund’s performance were that the Fund had a shorter duration and was underweight the euro compared to the Index.

(photo omitted)

Factors Affecting Past Performance

Over the fiscal year, we observed pervasive high inflation, energy supply constraints, and ever-increasing debts and deficits among world economies. The shape of the Treasury yield curve shifted dramatically over the 12-month period, moving from an upward sloping curve to a curve with an inversion of 70 basis points (bps) in the two-year and 10-year Treasurys. The entire curve also shifted upward, and the six-month Treasury rose a staggering 458 bps. With such a dramatic rise in yields, performance was generally worse for longer duration bonds and better for shorter duration bonds, with almost all fixed-income securities producing a negative return.

The Sustainable Bond Fund was positioned very defensively going into 2022 due to expected volatility. One defensive tactic was to hold positions in municipal variable rate notes (VRDNs). These positions helped drive outperformance relative to the benchmark. VRDNs are always priced at 100, so they don’t experience price fluctuations that impact other bonds. They also offer either daily or weekly put features that keep duration low while offering excellent liquidity. As of fiscal year-end, the Fund held 19.80% in these securities.

Currency movement also played an important role in performance. At fiscal year-end, the Sustainable Bond Fund held 24.59% of its portfolio in foreign currencies. The Fund had no exposure to the euro, while the Index had 28.1% exposure to the currency. From November 30, 2021, to November 30, 2022, the euro depreciated -8.2% relative to the dollar.

Looking Forward

We expect continued upward pressure on yields and the Treasury yield curve for the next fiscal year. In our view, inflation will likely continue to be present. We are defensively positioning the portfolio to withstand anticipated yield curve changes, currency movements, and inflationary pressures. Our goal has always been to choose good companies and invest through cycles.

[1]	For fixed to floating rate perpetual bonds, the end of the fixed coupon period is used to calculate effective duration.

Annual Report	November 30, 2022	15

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2022

Corporate Bonds – 47.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Italia[2]	5.303% due 05/30/2024	$500,000	$484,250	Italy	1.7%

Consumer Discretionary

Barry Callebaut[2]	5.50% due 06/15/2023	500,000	496,677	Belgium	1.7%

Starbucks	2.45% due 06/15/2026	250,000	233,441	United States	0.8%

			730,118		2.5%

Consumer Staples

Coty[2]	5.00% due 04/15/2026	250,000	238,235	United States	0.8%

Danone[2]	2.589% due 11/02/2023	500,000	488,164	France	1.7%

			726,399		2.5%

Financials

Aust & NZ Banking Group[2]	4.50% due 03/19/2024	500,000	492,745	Australia	1.7%

AXA[3,4]	5.125% due 01/17/2047	750,000	709,728	France	2.5%

Bank of Montreal	3.30% due 02/05/2024	500,000	490,627	Canada	1.7%

Bank of New Zealand[3]	3.648% due 11/16/2023	NZD 500,000	309,569	New Zealand	1.1%

Bank of Nova Scotia	4.90% due PERP	750,000	714,375	Canada	2.5%

Canadian Imperial Bank[5]	4.375% due 10/28/2080	CAD 1,900,000	1,289,715	Canada	4.5%

MAF Sukuk[3]	4.638% due 05/14/2029	800,000	766,300	United Arab Emirates	2.7%

Prologis LP	1.25% due 10/15/2030	200,000	152,598	United States	0.5%

Toronto-Dominion Bank[3]	1.128% due 12/09/2025	CAD 500,000	332,322	Canada	1.2%

Voya Financial[6]	4.70% due 01/23/2048	400,000	295,100	United States	1.0%

WLB Asset II C PTE Ltd[2]	3.90% due 12/23/2025	500,000	465,644	Singapore	1.6%

Women’s Livelihood Bond Asset II B2	3.95% due 12/10/2024	600,000	568,900	Singapore	2.0%

			6,587,623		23.0%

Health Care

Koninklijke Philips	7.125% due 05/15/2025	1,000,000	1,022,856	Netherlands	3.6%

Novartis Captial	3.00% due 11/20/2025	250,000	240,951	Switzerland	0.8%

Roche[2]	2.625% due 05/15/2026	200,000	187,834	Switzerland	0.7%

			1,451,641		5.1%

Industrials

Odfjell SE (Quarterly NIBOR plus 5.75%)[3,7]	9.09% due 01/21/2025	NOK 6,000,000	618,406	Norway	2.2%

Materials

BALL	5.25% due 07/01/2025	400,000	398,694	United States	1.4%

Stora Enso OYJ[2]	7.25% due 04/15/2036	200,000	212,775	Finland	0.7%

			611,469		2.1%

Continued on next page.

16	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2022

Corporate Bonds – 47.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Technology

Koninklijke KPN	8.375% due 10/01/2030	$250,000	$280,474	Netherlands	1.0%

Microsoft	5.30% due 02/08/2041	600,000	645,592	United States	2.2%

Microsoft	3.625% due 12/15/2023	250,000	247,669	United States	0.9%

RELX	4.00% due 03/18/2029	400,000	374,723	United Kingdom	1.3%

			1,548,458		5.4%

Utilities

Tabreed Sukuk[3]	5.50% due 10/31/2025	750,000	753,492	United Arab Emirates	2.6%

United Utilities	6.875% due 08/15/2028	185,000	194,851	United Kingdom	0.7%

			948,343		3.3%

Total Corporate Bonds	(Cost $15,105,383)		$13,706,707		47.8%

Government Bonds – 27.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Government Bonds

Asian Development Bank	6.00% due 02/05/2026	BRL 6,000,000	$988,563	Philippines	3.4%

Inter-American Devel BK	7.50% due 12/05/2024	MXN 15,000,000	719,990	United States	2.5%

International Finance Corp[3]	4.60% due 01/27/2023	BRL 5,000,000	951,661	Brazil	3.3%

INTL BK RECON & DEVELOP	4.25% due 01/22/2026	MXN 35,000,000	1,545,921	Germany	5.4%

Ontario	2.65% due 02/05/2025	CAD 500,000	361,021	Canada	1.3%

Perusahaan Penerbit SBSN[3]	3.55% due 06/09/2051	1,000,000	755,809	Indonesia	2.6%

			5,322,965		18.5%

Government Sponsored

Federal Farm Credit Bank	3.50% due 12/20/2023	250,000	246,026	United States	0.9%

Federal Home Loan Bank	1.65% due 10/06/2031	500,000	397,477	United States	1.4%

			643,503		2.3%

United States Treasury Bonds

United States Treasury Bond	2.250% due 08/15/2027	500,000	464,941	United States	1.6%

United States Treasury Bond	3.250% due 05/15/2042	1,250,000	1,116,211	United States	3.9%

United States Treasury Bond	2.875% due 05/15/2052	500,000	412,344	United States	1.4%

			1,993,496		6.9%

Total Government Bonds	(Cost $8,541,872)		$7,959,964		27.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	17

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2022

Municipal Bonds – 18.6%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Floating Rate Bonds

Educational Services

Washington St Hgh Edu Facs Auth[8]	1.95% due 05/01/2028	$400,000	$400,000	United States	1.4%

Government Bonds

Tarrant Cnty Tx Hsg Fin Corp[8]	1.96% due 02/15/2036	350,000	350,000	United States	1.2%

Water Supply

Utah Water Finance Agency Revenue[8]	1.95% due 10/01/2035	500,000	500,000	United States	1.7%

Financial Services

Massachusetts St Hsg Fin Agy Hsg Re8	1.88% due 12/01/2048	500,000	500,000	United States	1.8%

New York City NY Hsg Dev Corp[8]	1.88% due 05/01/2062	1,500,000	1,500,000	United States	5.2%

Santa Cruz CA Redev Agy MF Rev[8]	1.96% due 08/15/2035	1,000,000	1,000,000	United States	3.5%

Sheridan Co Redev Agy Incr Revenue[8]	3.90% due 12/01/2029	1,100,000	1,100,000	United States	3.8%

			4,100,000		14.3%

Total Municipal Bonds	(Cost $5,350,000)		$5,350,000		18.6%

Total investments	(Cost $28,997,255)		$27,016,671		94.1%

Other assets (net of liabilities)			1,688,431		5.9%

Total net assets			$28,705,102		100.0%

[1]	Denotes a country or region of primary exposure
[2]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2022, the net value of these securities was $3,635,224 representing 12.7% of net assets.

[3]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At November 30, 2022, the aggregate value of these securities was $5,197,287 representing 18.1% of net assets.

[4]	AXA is a fixed to float bond. The bond has a fixed rate until 01/17/2027. The interest rate represents the rate in effect at November 30, 2022.
[5]	Canadian Imperial Bank is a fixed to float bond. The bond has a fixed rate until 10/28/2025. The interest rate represents the rate in effect at November 30, 2022.
[6]	Voya Financial is a fixed to float bond. The bond has a fixed rate until 01/23/2028. The interest rate represents the rate in effect at November 30, 2022.
[7]	Variable rate security. The interest rate represents the rate in effect at November 30, 2022 and resets periodically based on the parenthetically disclosed reference rate and spread.
[8]	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

PERP: Security is perpetual in nature and has no stated maturity

BRL: Brazilian Real

CAD: Canadian Dollar

MXN: Mexican Peso

NOK: Norwegian Krone

NZD: New Zealand Dollar

18	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of November 30, 2022

Countries	(unaudited)

Other assets (net of liabilities) 5.9% Weightings shown are a percentage of total net assets.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

Rated “AAA”	25.8%	∎
Rated “AA+”	7.9%	∎
Rated “AA”	11.1%	∎
Rated “A+”	3.2%	∎
Rated “A”	2.6%	∎
Rated “A-”	4.7%	∎
Rated “BBB+”	9.1%	∎
Rated “BBB”	7.0%	∎
Rated “BBB-”	13.0%	∎
Rated “BB+”	1.4%	∎
Rated “BB-”	0.8%	∎
Rated “B+”	1.7%	∎
Not Rated	5.8%	∎

Other Assets (net of liabilities)	5.9%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	19

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $28,997,255)	$27,016,671

Cash	1,317,432

Dividends and interest receivable	416,777

Receivable for Fund shares sold	5,784

Prepaid expenses	4,044

Total assets	28,760,708

Liabilities

Payable for Fund shares redeemed	26,950

Accrued advisory fees	9,743

Accrued audit expenses	9,440

Accrued printing fees	3,414

Accrued trustee expenses	2,551

Accrued other expenses	1,328

Accrued retirement plan custody fee	1,158

Accrued Chief Compliance Officer expenses	836

Accrued legal expenses	186

Total liabilities	55,606

Net assets	$28,705,102

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$31,596,914

Total distributable earnings	(2,891,812)

Net assets applicable to Fund shares outstanding	$28,705,102

Fund shares outstanding	3,183,519

Net asset value, offering, and redemption price per share	$9.02

Statement of Operations

Year ended November 30, 2022

Investment income

Interest income (net withholding tax of ($2,750))	$885,946

Total investment income	885,946

Expenses

Advisory fees	162,536

Filing and registration fees	22,247

Audit fees	17,048

Legal fees	5,379

Custodian fees	3,632

Chief Compliance Officer expenses	2,678

Other operating expenses	2,625

Retirement plan custodial fees	1,148

Trustee fees	615

Printing and Postage fee expense	342

Total gross expenses	218,250

Less adviser fees waived	(22,532)

Less custodian fee credits	(3,632)

Net expenses	192,086

Net investment income	$693,860

Net realized loss from investments and foreign currency	($1,581,895)

Net increase in unrealized depreciation on investments and foreign currency	(1,620,632)

Net loss on investments	$(3,202,527)

Net decrease in net assets resulting from operations	$(2,508,667)

20	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Increase in net assets from operations

From operations

Net investment income	$693,860	$496,055

Net realized gain (loss) on investments and foreign currency	(1,581,895)	232,318

Net decrease in unrealized appreciation	(1,620,632)	(1,319,157)

Net decrease in net assets	(2,508,667)	(590,784)

Distributions to shareowners	(610,282)	(24,312)

Capital share transactions

Proceeds from sales of shares	11,780,938	9,497,512

Value of shares issued in reinvestment of dividends	610,114	21,141

Cost of shares redeemed	(6,614,809)	(4,828,279)

Total capital share transactions	5,776,243	4,690,374

Total increase in net assets	2,657,294	4,075,278

Net assets

Beginning of year	26,047,808	21,972,530

End of year	$28,705,102	$26,047,808

Shares of the Fund sold and redeemed

Number of shares sold	1,247,651	926,301

Number of shares issued in reinvestment of dividends	62,130	2,063

Number of shares redeemed	(726,101)	(471,445)

Net increase in number of shares outstanding	583,680	456,919

Financial Highlights	For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$10.02	$10.25	$9.70	$9.39	$9.87

Income from investment operations

Net investment income	0.22	0.20	0.23	0.28	0.26

Net gains (losses) on securities (both realized and unrealized)	(0.98)	(0.42)	0.42	0.29	(0.48)

Total from investment operations	(0.76)	(0.22)	0.65	0.57	(0.22)

Less distributions

Dividends (from net investment income)	(0.05)	(0.01)	(0.10)	(0.26)	(0.26)

Capital gains distribution	(0.19)	-	-	-	-

Total distributions	(0.24)	(0.01)	(0.10)	(0.26)	(0.26)

Net asset value at end of year	$9.02	$10.02	$10.25	$9.70	$9.39

Total return	(7.83% )	(2.14)%	6.78%	6.09%	(2.29)%

Ratios / supplemental data

Net assets ($000), end of year	$28,705	$26,048	$21,973	$27,775	$31,647

Ratio of expenses to average net assets

Before fee waivers	0.74%	0.86%	0.85%	0.83%	0.77%

After fee waivers	0.66%	0.66%	0.67%	0.66%	0.66%

After fee waivers and custodian fee credits	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of net investment income after fee waivers and custodian fee credits to average net assets	2.35%	1.99%	2.33%	2.87%	2.99%

Portfolio turnover rate	80%	65%	63%	38%	25%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	21

Notes to Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the “Funds”). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered “junk bonds.”

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

22	November 30, 2022	Annual Report

Notes to Financial Statements (continued)

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith under the direction of the Board of Trustees. The Board of Trustees has designated the adviser (Saturna Capital) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the adviser, subject to the Board of Trustee’s oversight.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 24 is a summary of the inputs used as of November 30, 2022, in valuing the Funds’ investments carried at fair value.

Annual Report	November 30, 2022	23

Notes to Financial Statements (continued)

The following is a summary of the inputs used as of November 30, 2022, in valuing the Funds’ investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Sustainable Equity Fund

Common Stocks

Communications	$390,912	$-	$-	$390,912

Consumer Discretionary	2,718,128	-	-	2,718,128

Consumer Staples	1,684,885	-	-	1,684,885

Energy	-	282,775	-	282,775

Financials	1,464,185	-	-	1,464,185

Health Care	2,651,132	-	-	2,651,132

Industrials	1,780,326	499,868	-	2,280,194

Materials	378,525	774,958	-	1,153,483

Technology	4,002,107	762,389	-	4,764,496

Total Assets	$15,070,200	$2,319,990	$-	$17,390,190

Sustainable Bond Fund

Corporate Bonds[1]	$-	$13,706,707	$-	$13,706,707

Government Bonds[1]	$-	7,959,964	-	7,959,964

Municipal Bonds[1]	$-	5,350,000	-	5,350,000

Total Assets	$-	$27,016,671	$-	$27,016,671

[1]	See Schedule of Investments for industry breakout.

24	November 30, 2022	Annual Report

Notes To Financial Statements (continued)

Concentration of credit risk:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019-2021) or expected to be taken in the Funds’ 2022 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2022, there were no reclassifications to the capital accounts.

Distributions to shareowners:

Sustainable Bond Fund and Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

A Fund may invest in certain debt securities or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance.

Publication of LIBOR benchmarks for most maturities and currencies ceased as of December 31, 2021, and publication of the remaining benchmarks is scheduled to be phased out on June 30, 2023. It is anticipated that financial instruments, such as certain floating rate bonds, that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by US Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Annual Report	November 30, 2022	25

Notes to Financial Statements (continued)

NOTE 3 – Transactions with Affiliated Persons

Under contracts approved annually by the Board of Trustees, including those who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2023. For the fiscal year ended November 30, 2022, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived

Sustainable Equity	$138,001	$(36,392)

Sustainable Bond	$162,536	$(22,532)

In accordance with the expense limitation noted above, for the fiscal year ended November 30, 2022, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended November 30, 2022, the Funds incurred the following amounts:

Retirement plan custodial fees

Sustainable Equity	$2,658

Sustainable Bond	$1,148

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the fiscal year ended November 30, 2022, the Saturna Investment Trust incurred $47,605 of total expenses for the Independent Trustee’s compensation and Trust board meetings. The Saturna Sustainable Funds incurred $6,335 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the fiscal year ended November 30, 2022, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Sustainable Equity	$4,730

Sustainable Bond	$2,678

On November 30, 2022, the trustees, officers, and their affiliates as a group owned 36.38% and 13.87% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal year ended November 30, 2022, and the fiscal year ended November 30, 2021, were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021

Sustainable Equity Fund

Ordinary income	$164,336	$62,912

Sustainable Bond Fund

Ordinary income	$610,282	$24,312

26	November 30, 2022	Annual Report

Notes to Financial Statements (continued)

NOTE 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on November 30, 2022, was as follows:

	Sustainable Equity	Sustainable Bond

Cost of investments	$15,007,225	$28,997,255

Gross tax unrealized appreciation	$4,089,288	$5,751

Gross tax unrealized depreciation	$(1,706,323)	$(1,986,335)

Net tax unrealized appreciation (depreciation)	$2,382,965	$(1,980,584)

As of November 30, 2022, components of distributable earnings on a tax basis were as follows:

Sustainable Equity

Undistributed ordinary income	$177,513

Tax accumulated earnings	177,513

Accumulated capital losses	(184,694)

Unrealized appreciation	2,382,965

Other unrealized gains	(236)

Total accumulated earnings	$2,375,548

Sustainable Bond

Undistributed net investment income (loss)	$129,089

Tax accumulated earnings	129,089

Accumulated capital gains	(1,027,895)

Unrealized depreciation	(1,980,584)

Other unrealized losses	(12,422)

Total accumulated earnings	$(2,891,812)

On November 30, 2022, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Sustainable Equity Fund

Short-term loss carryforward	$184,694	Unlimited

	$184,694

	Carryforward	Expiration

Sustainable Bond Fund

Short-term loss carryforward	$574,534	Unlimited

Long-term loss carryforward	$456,361

	$1,027,895

NOTE 6 – Investments

Investment transactions other than short-term investments for the fiscal year ended November 30, 2022, were as follows:

	Purchases	Sales

Sustainable Equity	$1,681,485	$3,303,284

Sustainable Bond	$29,678,495	$21,115,290

NOTE 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the year ended November 30, 2022, were as follows:

Custodian Fee Credits

Sustainable Equity	$1,512

Sustainable Bond	$3,632

NOTE 8 – COVID-19 Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

NOTE 9 – Subsequent Events

The Sustainable Equity Fund and the Sustainable Bond Fund each declared a distribution to be paid on December 15, 2022, to all share owners of record on December 14, 2022, as follows:

	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain

Sustainable Equity	$0.1400	$-	$-

Sustainable Bond	$0.0580	$-	$-

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	November 30, 2022	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Saturna Sustainable Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund, (the “Funds”), each a series of Saturna Investment Trust, including the schedules of investments, as of November 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 27, 2023

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

28	November 30, 2022	Annual Report

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 to November 30, 2022).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid (unaudited) During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2022]	Ending Account Value [November 30, 2022]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$968.70	$3.70	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$968.90	$3.21	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of June 1, 2022 through November 30, 2022) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2022	29

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (55) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (73) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (64) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist)	None

(photo omitted)	Jim V. McKinney (61) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	President/CEO, Apple Mountain LLC, consulting and development Former - US Army Foreign Area Officer	None

(photo omitted)	Sarah E.D. Rothenbuhler (54) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (47) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

30	November 30, 2022	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (47) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (50) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (61) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (42) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Elliot Cohen (59) 1300 N. State Street Bellingham, WA 98225	Secretary[1] (since 2022); N/A	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.saturnasustainable.com, includes additional information about the Trustees.

On November 30, 2022, the trustees, officers, and their affiliates as a group owned 36.38% and 13.87% of the outstanding shares of Sustainable Equity and Sustainable Bond Funds, respectively.

During the year ended November 30, 2022, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chairman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2022, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.55 million.

[1]	Holds the same position with Amana Mutual Funds Trust

Annual Report	November 30, 2022	31

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 13, 2022, the Trustees of Saturna Investment Trust (the “Board” or “Trustees”), including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) between the Trust, on behalf of each Fund, and Saturna Capital. In considering the renewal of the Agreement, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow, and any other benefits derived by Saturna from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the agreements, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Funds as well as the qualifications, experience and responsibilities of the Funds’ portfolio managers and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution — all in addition to investment management. The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Funds. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of each Fund. The Trustees considered each Fund’s average annual total returns relative to its benchmark for relevant periods ended July 31, 2022, noting that the Sustainable Equity Fund underperformed its benchmark for the one-, three- and five-year periods and that the Sustainable Bond Fund outperformed its benchmark for the one-, three-, and five-year periods. The Trustees considered comparative performance information from Morningstar, Inc. (“Morningstar”), which provides independent analysis of mutual fund data and, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered the short- and medium-term performance of the Sustainable Equity Fund relative to the Fund’s Morningstar category for the one-, three- and five-year periods ended July 31, 2022, noting the Fund was in the fourth quartile for the one-year period, third quartile for the three-year period, and the second quartile for the five-year period. The Trustees considered the short- and medium-term performance of the Sustainable Bond Fund relative to the Fund’s Morningstar category for the one-, three- and five- year periods ended July 31, 2021, noting the Fund was in the first quartile for all three periods. The Trustees also considered each Fund’s Morningstar performance rating (one through five stars), and each Fund’s performance rating relative to its category selected by and Thomas Reuters Lipper, noting that the overall Morningstar rating for both Funds was four stars. The Trustees also noted the high sustainability ratings assigned to the Funds by Morningstar.

The Trustees noted the generally risk-averse investment style of the Funds and other factors which can affect each Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between each Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage each Fund in a manner that is designed to be risk-averse and attractive to long-term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Funds. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of each Fund as compared to a smaller group of funds with similar investment objectives and strategies, including socially responsible funds, and a range of asset sizes. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and each Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and medium-term time periods.

The Trustees also reviewed the fees and expenses of each Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Funds by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Funds more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that each Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Funds and the costs undertaken by Saturna Capital.

32	November 30, 2022	Annual Report

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether each Fund’s advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Funds, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Funds, but also recognized that Saturna Capital’s other business lines also potentially benefit the Funds. The Trustees also noted that there were not soft dollar arrangements with respect to trading in the Funds’ portfolios. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Funds and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees. The Trustees also noted with respect to the Sustainable Equity Fund that Saturna Brokerage Services voluntarily waives brokerage commissions for executing Fund portfolio transactions, resulting in lower transaction costs.

The Trustees concluded based on their business judgement that the fees paid by each Fund to Saturna Capital were, from an arm’s length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew each Fund’s Agreement with Saturna Capital.

Annual Report	November 30, 2022	33

Availability of Portfolio Information

(1)

The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.saturnasustainable.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

34	November 30, 2022	Annual Report

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Policy

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Annual Report	November 30, 2022	35

www.saturnasustainable.com

SATURNA CAPITAL
1300 North State Street
Bellingham, WA 98225
www.saturna.com
1-800-728-8762

Saturna Brokerage Services, Distributor

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

IDAHO TAX-EXEMPT FUND

Annual Report

November 30, 2022

Performance Summary (as of December 31, 2022)	(unaudited)

Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio

Idaho Tax-Exempt Fund	-5.07%	-0.43%	1.11%	1.55%	2.52%	0.67%	[1]

S&P Idaho Municipal Bond Index	-7.86%	-0.46%	1.34%	2.48%	3.71%	n/a

“Muni Single State Intermediate” Category Average[2]	-7.71%	-1.14%	0.58%	1.29%	2.42%	0.83%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial adviser, visit www.idahotaxexemptfund.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus or summary prospectus.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]

Source: Morningstar December 31, 2022. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

On the cover: Winter in Downtown Wallace, Idaho.

2	November 30, 2022	Annual Report

(unaudited)

Fellow Shareowners:	January 18, 2023

The Idaho Tax-Exempt Fund returned -5.47% for the fiscal year ended November 30, 2022, outperforming its benchmark S&P Idaho Municipal Index, which declined -7.92%. The Fund also outperformed the Morningstar Muni Single State Intermediate category, which fell -7.82%.

The outperformance was mainly due to the Fund’s conservative positioning in shorter-term bonds and investment-grade issuers. The bond market experienced a great deal of volatility amid rising rates during 2022. Bonds with longer maturities generally experienced more negative returns compared to bonds with shorter maturities, as the longer bonds tend to have higher exposure to interest rate risk.

The state of Idaho maintained its strong financial position and conservative fiscal management in 2022. The state’s revenues primarily come from individual income and sales taxes, both of which tend to be economically sensitive. Historically, when Idaho faced economic uncertainty, the state acted conservatively. During the first three months of fiscal year 2022, Idaho revenue from tax collections was $50 million below expectations.1 Despite this, lawmakers are still heading into 2023 with a $1.54 billion budget surplus. In September 2022, Governor Brad Little and the Idaho Legislature passed a law to issue tax rebates, reduce the income tax rate, and direct $410 million per year toward funding public school and career programs.2 Going forward, we expect to see added uncertainty in the economy. From a financial standpoint, the state of Idaho is ideally positioned to face this uncertainty.

The state also continues to benefit from favorable demographics. The latest census data shows that Idaho’s population grew by 16.5% between 2010 and 2020, the largest net migration of any state in the country.3 The state’s 2022 population growth rate of 1.8% was ranked second in the nation, while the national average growth rate was 0.4%. This also means growth in the number of workers and consumers, adding to economic activity. The surging population has put pressure on schools in the form of overcrowding and the need for more facilities. In Idaho, bonds require a two-thirds supermajority to pass, and only about 50% of all proposed bonds pass.4 Many school districts have facilities needs but are unable to pass bonds. We expect to see more districts aim to pass bonds or look to the state legislature for help in funding facilities.

The bond market had a challenging 2022. The Federal Reserve hiked rates an additional 50 basis points (bps) in December, bringing the target range to 4.25% - 4.5%, up from 0% - 0.25% at the beginning of the year. The shape of the Treasury yield curve shifted dramatically over the 12-month period, moving from an upward sloping curve to a curve with an inversion of 70 bps in the two-year and 10-year Treasurys. The entire curve also shifted upward, and the six-month Treasury rose a staggering 458 bps. While the end of the fourth quarter marked the end of 2022, it does not mean the challenges presented throughout the year have ceased. Risks remain elevated for financial assets and concerns of recession continue to ratchet higher.

Continued on next page.

Annual Report	November 30, 2022	3

(unaudited)

Municipal bonds tend to do well during recessions. Even during the two negative episodes in 1981 and 2008, poor performance was followed by a solid rebound in tax-exempt securities. However, we continue to be vigilant for potential challenges spurred by inflationary and credit pressures. Our security review and surveillance process emphasizes selecting securities with strong balance sheets and financial flexibility. The Idaho Tax-Exempt Fund continues to offer discriminating investors the opportunity to invest in high quality, tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Jane Carten MBA,

President

(photo omitted)

Elizabeth Alm CFA®,

Portfolio Manager

[1]

Ridler, Keith. “Idaho Tax Collection Fall Short, but Budget Surplus Remains.” US News & World Report, October 17, 2022. https://www.usnews.com/news/best-states/ idaho/articles/2022-10-17/idaho-tax-collections-fall-short-but-budget-surplus-remains

[2]

Corbin, Clark. “Idaho lawmakers head into 2023 with projected $1.5B surplus – and ideas on how to use it.” Idaho Capital Sun, December 15, 2022. https:// idahocapitalsun.com/2022/12/15/idaho-lawmakers-head-into-2023-with-projected-1-5b-surplus-and-ideas-on-how-to-use-it/

[3]	“Evaluation Estimates – 2020.” United States Census Bureau. https://www.census.gov/programs-surveys/popest/technical-documentation/research/evaluation-estimates.html
[4]

Flandro, Carly. “Decaying buildings and a record of failed bond elections: ‘It is quite atrocious’ in Salmon.” Idaho Education News, January 5, 2023. https://www. idahoednews.org/news/decaying-buildings-and-a-record-of-failed-bond-elections-it-is-quite-atrocious-in-salmon/

4	November 30, 2022	Annual Report

Performance Summary	(unaudited)

Average Annual Returns (as of November 30, 2022)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Idaho Tax-Exempt Fund	-5.47%	1.22%	1.41%	0.67%

S&P Idaho Municipal Bond Index	-7.92%	1.48%	2.36%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on November 30, 2012, to an identical amount invested in the Standard & Poor’s Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $11,507 versus $12,001 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Top 10 Holdings

% of Total Net Assets

Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	4.2%

Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.4%

Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	2.9%

Idaho Fish & Wildlife Foundation Rev (5.00% due 12/01/2033)	2.9%

Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.8%

Idaho Falls ID COPs (4.00% due 09/15/2028)	2.7%

Bonneville & Bingham Cos JSD #93 (5.00% due 09/15/2032)	2.6%

Idaho St Bond Bank Auth Rev (4.00% due 09/15/2032)	2.6%

Twin Falls Co ID SCD #411 Series A (4.25% due 09/15/2030)	2.5%

Idaho Health Rev Trinity Health Grp (3.25% due 12/01/2028)	2.5%

Portfolio Diversification

% of Total Net Assets

General Obligation	41.5%	∎
State Education	16.9%	∎
Municipal Leases	11.4%	∎
Real Estate	6.0%	∎
Financial Services	3.8%	∎
Water Supply	3.7%	∎
Government Bonds	3.2%	∎
Medical - Hospitals	2.5%	∎
Government Bonds	2.5%	∎
Health Care Facilities	2.2%	∎
Pollution Control	2.2%	∎
Educational Services	0.6%	∎
Other assets (net of liabilities)	3.5%	∎

Annual Report	November 30, 2022	5

Discussion of Fund Performance	(unaudited)

For the 12-month period ended November 30, 2022, the Idaho Tax-Exempt Fund returned -5.47% and the S&P Idaho Municipal Index returned -7.92%. For the five-year period, the Fund provided an annualized total return of 1.22% compared to an annualized return of 1.48% for the Index. One of the major factors that allowed the Fund to outperform the Index was that the Fund had a shorter duration.

Factors Affecting Past Performance

Over the fiscal year, we observed pervasive high inflation, energy supply constraints, and ever-increasing debts and deficits among world economies. The shape of the Treasury yield curve shifted dramatically over the 12-month period, moving from an upward sloping curve to a curve with an inversion of 70 basis points (bps) in the two-year and 10-year Treasurys. The entire curve also shifted upward, and the six-month Treasury rose a staggering 458 bps. With such a dramatic rise in yields, performance was generally worse for longer duration bonds and better for shorter duration bonds, with almost all fixed-income securities producing a negative return.

The municipal market also experienced dramatic upward shifts in yields. The Bloomberg Municipal Bond Index returned 1.97% for the fiscal year. Longer duration bonds significantly underperformed shorter duration bonds in the municipal market as well. The Idaho Tax-Exempt Fund has been defensively positioned to minimize net asset value (NAV) volatility, including having a modified duration of 4.93 years with a weighted average maturity of 9.42 years. The Index maintains a modified duration closer to 6.47 years and a weighted average maturity of 13.99 years. The longer maturities in the Index contributed to the outperformance of the Fund.

Looking Forward

We expect continued upward pressure on yields and the Treasury curve for the next fiscal year. Inflation will likely continue to be present. We are defensively positioning the portfolio to withstand anticipated yield curve changes, currency movements, and inflationary pressures. Our goal has always been to choose good companies and invest through cycles.

For those seeking a conservative investment vehicle, the Idaho Tax-Exempt Fund offers a portfolio of high-grade issues intended to provide income that is exempt from federal income, federal alternative minimum, and Idaho state income taxes. The Fund chooses not to invest in US territories such as Puerto Rico, Guam, and the US Virgin Islands to boost income at the expense of creditworthiness.

6	November 30, 2022	Annual Report

Schedule of Investments				As of November 30, 2022

Tax-Exempt Municipal Bonds – 94.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Educational Services

Boise City ID Indep Sch Dist	5.00% due 08/01/2032	$65,000	$72,141	0.6%

Financial Services

Idaho Housing & Finance Rev	3.00% due 07/01/2036	50,000	48,898	0.4%

Idaho St Bond Bank Auth Rev	4.00% due 09/15/2032	95,000	96,575	0.8%

Idaho St Bond Bank Auth Rev	4.00% due 09/15/2032	310,000	314,512	2.6%

			459,985	3.8%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	345,087	2.8%

Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	105,473	0.9%

Boise City ID Independent SD	3.00% due 08/01/2038	100,000	87,705	0.7%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2032	300,000	319,285	2.6%

Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	414,345	3.4%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	293,882	2.4%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	170,957	1.4%

Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	260,501	2.1%

Canyon Co ID Sch Dist #139 Vallivue	5.00% due 09/15/2030	200,000	226,309	1.8%

Caribou Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	300,893	2.5%

Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	158,051	1.3%

College of Western ID Annual Approp	4.00% due 10/01/2027	125,000	129,872	1.1%

Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	274,454	2.2%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	100,956	0.8%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	201,898	1.6%

Madison Co ID Sch Dist #321 Rexburg	5.00% due 09/15/2034	25,000	27,004	0.2%

Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	269,693	2.2%

Owyhee & Canyon Co. # 363 Marsing	4.00% due 09/15/2035	150,000	153,924	1.3%

SUN VLY ID	5.00% due 09/15/2029	40,000	44,400	0.4%

Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	514,331	4.2%

Twin Falls Co ID SCD #411 Series A	4.00% due 09/15/2027	170,000	173,978	1.4%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2030	300,000	308,319	2.5%

Twin Falls Co ID SCD #411 Series B	4.75% due 09/15/2039	200,000	207,279	1.7%

			5,088,596	41.5%

Government Bonds

Idaho St Bldg Auth Health & Welfare	5.00% due 09/01/2043	25,000	26,985	0.2%

Idaho St Health Facs Auth	4.00% due 09/01/2045	265,000	256,529	2.1%

Idaho St Hsg & Fin Assn	5.00% due 07/15/2037	100,000	108,222	0.9%

			391,736	3.2%

Health Care Facilities

Idaho Health Faci Auth Hos Rev	5.00% due 12/01/2047	260,000	263,805	2.2%

Medical/Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	300,000	302,220	2.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	7

Schedule of Investments	As of November 30, 2022

Tax-Exempt Municipal Bonds – 94.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Municipal Leases

Fremont Cnty ID Annual Approp COPS	4.00% due 09/01/2031	$280,000	$296,138	2.4%

Fremont Cnty ID Annual Approp COPS	4.00% due 09/01/2036	210,000	215,147	1.8%

Idaho Falls ID COPs	4.00% due 09/15/2028	310,000	326,090	2.7%

Idaho Falls ID COPS	4.00% due 09/15/2038	150,000	151,854	1.2%

Idaho St HLTH FACS ADA CNTY	4.00% due 09/01/2040	155,000	152,471	1.2%

Payette Cnty ID SCD#372	4.00% due 09/15/2034	250,000	254,956	2.1%

			1,396,656	11.4%

Pollution Control

Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	136,069	1.1%

Idaho Bond Bank Authority	4.00% due 09/15/2033	135,000	140,875	1.1%

			276,944	2.2%

Real Estate

Idaho Fish & Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	351,958	2.9%

Idaho Fish & Wildlife Foundation Rev	4.00% due 12/01/2036	200,000	204,166	1.7%

Idaho St HSG & FIN	2.25% due 07/01/2031	200,000	179,015	1.4%

			735,139	6.0%

State Education

Ada & Canyon ID SCH #3 Kuna	5.00% due 09/15/2030	25,000	27,063	0.2%

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	130,735	1.1%

Boise State University ID Revenue	5.00% due 04/01/2032	160,000	168,797	1.4%

Idaho State University Revenue	4.00% due 04/01/2027	170,000	175,022	1.4%

Idaho State University Revenue	4.00% due 04/01/2030	245,000	249,823	2.0%

Idaho State University Revenue	3.00% due 04/01/2031	250,000	233,077	1.9%

Jefferson & Madison Cos. ID SCD#251	5.00% due 09/15/2028	100,000	112,042	0.9%

Jefferson & Madison ID SCD #251	5.00% due 09/15/2032	25,000	27,866	0.2%

Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	359,030	2.9%

North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	294,012	2.4%

Univ of Idaho ID Revenues	4.00% due 04/01/2038	125,000	128,058	1.1%

University of Idaho Revenues	5.00% due 04/01/2038	150,000	166,814	1.4%

			2,072,339	16.9%

Water Supply

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2032	195,000	201,727	1.6%

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	262,995	2.1%

			464,722	3.7%

Total Municipal Bonds	(Cost $11,940,768)		$11,524,283	94.0%

Municipal Revenue Bonds – 2.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Government Bonds

ID ST Hsg & Fin Assn Sales Tax Rev	5.00% due 08/15/2047	$150,000	$162,480	1.3%

ID St Hsg & Fin Assn Sales TX Rev	5.00% due 08/15/2042	125,000	138,578	1.2%

Total Municipal Revenue Bonds	(Cost $320,845)		$301,058	2.5%

Total investments	(Cost $12,261,613)		$11,825,341	96.5%

Other assets (net of liabilities)			432,395	3.5%

Total net assets			$12,257,736	100.0%

8	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Bond Quality Diversification			(unaudited)

% of Total Net Assets

AAA	28.1%	∎
AA+	22.6%	∎
AA	16.0%	∎
AA-	11.2%	∎
A+	14.5%	∎
A	3.3%	∎
Not Rated	0.8%	∎
Other Assets (net of liabilities)	3.5%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	9

Statement of Assets and Liabilities

As of November 30, 2022

Assets

Investments in securities, at value (Cost $12,261,613)	$11,825,341

Cash	324,607

Interest receivable	121,659

Prepaid expenses	2,669

Other assets	801

Total assets	12,275,077

Liabilities

Accrued audit expenses	5,921

Accrued advisory fees	4,989

Distributions payable	2,777

Payable for Fund shares redeemed	1,505

Accrued printing fees	792

Accrued other operating expenses	549

Accrued Chief Compliance Officer expenses	390

Accrued legal expenses	229

Accrued retirement plan custody fee	106

Accrued trustee expenses	83

Total liabilities	17,341

Net assets	$12,257,736

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,747,412

Total distributable earnings	(489,676)

Net assets applicable to Fund shares outstanding	$12,257,736

Fund shares outstanding	2,364,263

Net asset value, offering and redemption price per share	$5.18

Statement of Operations

Year ended November 30, 2022

Investment income

Interest income	$338,901

Total investment income	338,901

Expenses

Investment advisory fees	68,955

Audit fees	8,013

Filing and registration fees	3,943

Trustee fees	2,595

Legal fees	2,273

Chief Compliance Officer expenses	1,952

Transfer agent fees	1,822

Other expenses	1,716

Printing and postage expenses	863

Custodian fees	561

Retirement plan custodial fees	110

Total gross expenses	92,803

Less transfer agent fees waived	(1,822)

Less custodian fee credits	(561)

Net expenses	90,420

Net investment income	$248,481

Net realized gain from investments	$2,999

Net decrease in unrealized appreciation on investments	(1,092,662)

Net loss on investments	$(1,089,663)

Net decrease in net assets resulting from operations	$(841,182)

10	November 30, 2022	Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Changes of Net Assets	Year ended November 30, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$248,481	$256,237

Net realized gain on investment	2,999	27,674

Net decrease in unrealized appreciation	(1,092,662)	(211,219)

Net increase (decrease) in net assets	(841,182)	72,692

Distributions to shareholders	(248,471)	(256,226)

Capital share transactions

Proceeds from sales of shares	1,072,740	1,605,737

Value of shares issued in reinvestment of dividends	216,054	221,011

Cost of shares redeemed	(2,829,281)	(1,735,159)

Total capital share transactions	(1,540,487)	91,589

Total decrease in net assets	(2,630,140)	(91,945)

Net assets

Beginning of year	14,887,876	14,979,821

End of year	$12,257,736	$14,887,876

Shares of the Fund sold and redeemed

Number of shares sold	200,745	286,094

Number of shares issued in reinvestment of dividends	41,059	39,403

Number of shares redeemed	(545,627)	(308,540)

Net increase (decrease) in number of shares outstanding	(303,823)	16,957

Financial Highlights	For the year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	2022	2021	2020	2019	2018

Net asset value at beginning of year	$5.58	$5.65	$5.55	$5.28	$5.37

Income from investment operations

Net investment income	0.10	0.10	0.10	0.11	0.12

Net gains (losses) on securities (both realized & unrealized)	(0.40)	(0.07)	0.10	0.27	(0.09)

Total from investment operations	(0.30)	0.03	0.20	0.38	0.03

Less distributions

Dividends (from net investment income)	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)

Total distributions	(0.10)	(0.10)	(0.10)	(0.11)	(0.12)

Net asset value at end of year	$5.18	$5.58	$5.65	$5.55	$5.28

Total return	(5.47)%	0.51%	3.67%	7.30%	0.51%

Ratios / supplemental data

Net assets ($000), end of year	$12,258	$14,888	$14,980	$13,487	$13,554

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee credits	0.67%	0.67%	0.72%	0.69%	0.68%

After transfer agent fee waiver	0.66%	0.66%	0.71%	0.67%	0.67%

After transfer agent fee waiver and custodian fee credits	0.66%	0.66%	0.71%	0.67%	0.67%

Ratio of net investment income after fee waiver and custodian credits to average net assets	1.80%	1.75%	1.82%	2.07%	2.20%

Portfolio turnover rate	12%	9%	5%	4%	13%

The accompanying notes are an integral part of these financial statements.	Annual Report	November 30, 2022	11

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the “Fund”), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a “Fund”, and collectively, the “Funds”). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund’s investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

12	November 30, 2022	Annual Report

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of November 30, 2022, in valuing the Fund’s investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$11,524,283	$-	$11,524,283

Municipal Revenue Bonds[1]	$-	$301,058	$-	$301,058

Total Assets	$-	$11,825,341	$-	$11,825,341

¹	See Schedule of Investments for industry breakout.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 – 2021), or expected to be taken in the Fund’s 2022 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2022, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund’s dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Annual Report	November 30, 2022	13

Notes To Financial Statements (continued)

LIBOR Transition Risk:

A Fund may invest in certain debt securities or other financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as a benchmark or reference rate for various interest rate calculations. LIBOR may be a significant factor in determining the cost of financing to a Fund or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s investment performance. Publication of LIBOR benchmarks for most maturities and currencies ceased as of December 31, 2021, and publication of the remaining benchmarks is scheduled to be phased out on June 30, 2023. It is anticipated that financial instruments, such as certain floating rate bonds, that currently utilize LIBOR will transition to using the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by US Treasury securities. However, various counterparties or other entities may be unwilling or unable to utilize SOFR or may be unable to modify existing agreements or instruments in a timely manner. The transition from LIBOR to SOFR (or any other replacement rate) may lead to a reduction in the value of some LIBOR-based investments, as well as significant market uncertainty, increased volatility, and illiquidity in markets for various instruments, which may result in prolonged adverse market conditions and impact a Fund’s performance or NAV.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums.

Recent Accounting Pronouncement:

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. The Fund is in compliance with Rule 2a-5.

Note 3 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed and approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal year ended November 30, 2022, the Fund incurred advisory fee expenses of $68,955.

Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal year ended November 30, 2022. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2023, to reduce the Fund’s operating expenses. Such fees, had they been charged, would have totaled $1,822.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal year ended November 30, 2022, the Fund incurred retirement plan custodial fees of $110.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal year ended November 30, 2022, the Saturna Investment Trust incurred $47,605 of total expenses for the independent Trustee’s compensation and Trusst board meetings. The Fund’s allocation of these expenses was $2,595.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended November 30, 2022, the Fund’s allocation of these expenses was $1,952.

On November 30, 2022, the trustees, officers, and their immediate families as a group directly or indirectly owned 16.17% of the outstanding shares of the Fund.

14	November 30, 2022	Annual Report

Notes To Financial Statements (continued)

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal years ended November 30, 2022, and November 30, 2021, were as follows:

	Year ended November 30, 2022	Year ended November 30, 2021

Tax-exempt income	$248,471	$256,226

Taxable income	$-	$-
Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of November 30, 2022 were as follows:

Cost of investments	$12,261,613

Gross unrealized appreciation	$40,028

Gross unrealized depreciation	$(476,300)

Net unrealized depreciation	$(436,272)

As of November 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,880

Accumulated capital loss	$(57,284)

Unrealized depreciation	$(436,272)

Total accumulated earnings	$(489,676)

As of November 30, 2022, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-term loss carryforward	$55,441	Unlimited

Long-term loss carryforward	$1,843	Unlimited

	$57,284

Note 6 – Investments

During the year ended November 30, 2022, the Fund purchased $1,559,083 of securities and sold/matured $2,295,000 of securities.

Note 7 – Custodian

Under the agreement in place with UMB Bank, custody fees are reduced by credits for cash balances. Such reduction for the year ended November 30, 2022, amounted to $561.

Note 8 – COVID-19 Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Note 9 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Annual Report	November 30, 2022	15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Saturna Investment Trust

and the Shareholders of Idaho Tax-Exempt Fund,

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Idaho Tax-Exempt Fund, (the “Fund”), a series of Saturna Investment Trust, including the schedule of investments, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

January 27, 2023

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

16	November 30, 2022	Annual Report

Expenses	(unaudited)

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022, to November 30, 2022).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the “Hypothetical” line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [June 1, 2022]	Ending Account Value [November 30, 2022]	Expenses Paid During Period[1]	Annualized Expense Ratio

Actual	$1,000.00	$994.00	$3.37	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.42	0.67%

[1]

Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.65% (based on the most recent semi-annual period of June 1, 2022 through November 30, 2022) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Annual Report	November 30, 2022	17

Trustees and Officers	(unaudited)

Name, Address, and Age		Position(s) Held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Independent Trustees

(photo omitted)	Marina E. Adshade (55) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	Professor of Economics, University of British Columbia, Vancouver; Author	None

(photo omitted)	Ronald H. Fielding, MA, MBA, CFA (73) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2009); Thirteen	Director, ICI Mutual Insurance Company	Amana Mutual Funds Trust

(photo omitted)	Gary A. Goldfogel, MD (64) 1300 N. State Street Bellingham WA 98225	Chairman (since 2017); Independent Trustee (since 1995); Nine	Medical Examiner (pathologist)	None

(photo omitted)	Jim V. McKinney (61) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	President/CEO, Apple Mountain LLC, consulting and development; Former US Army Foreign Area Officer	None

(photo omitted)	Sarah E.D. Rothenbuhler (54) 1300 N. State Street Bellingham WA 98225	Independent Trustee (since 2017); Nine	CEO, Birch Equipment (industrial rentals and sales)	None

Interested Trustee

(photo omitted)	Jane K. Carten, MBA (47) 1300 N. State Street Bellingham WA 98225	President, Trustee (since 2017); Nine	President and Director, Saturna Capital Corporation Vice President and Director, Saturna Trust Company President, Saturna Brokerage Services	None

18	November 30, 2022	Annual Report

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) held with Trust and Number of Saturna Fund Portfolios Overseen	Principal occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

Officers Who Are Not Trustees

(photo omitted)	Bryce R. Fegley (47) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2020); N/A	Portfolio Manager and Senior Investment Analyst, Saturna Capital	N/A

(photo omitted)	Christopher R. Fankhauser (50) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A

Chief Operations Officer, Saturna Capital Corporation

Vice President and Chief Operations Officer, Saturna Brokerage Services

Director, Vice President, and Chief Operations Officer, Saturna Trust Company

N/A

(photo omitted)	Michael E. Lewis (61) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds	N/A

(photo omitted)	Jacob A. Stewart (42) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Elliot S. Cohen (59) 1300 N. State Street Bellingham, WA 98225	Secretary (since 2022); N/A	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments	N/A

Term of Office: each Trustee serves for the lifetime of the Trust or until they die, resign, are removed, or not re-elected by the shareowners. Each officer serves a one-year term subject to annual reappointment by the Trustees.

The Trust’s Statement of Additional Information, available without charge upon request by calling Saturna Capital at 1-800-728-8762 and on the Funds’ website, www.idahotaxexemptfund.com, includes additional information about the Trustees.

On November 30, 2022 the Trustees, officers, and their related accounts as a group owned 16.17% of the outstanding shares of the Fund.

During the year ended November 30, 2022, the Independent Trustees were each paid by the Trust: (1) $2,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $250 per quarter for serving as chariman of the board or any committee.

Mrs. Carten is an Interested Trustee by reason of her positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Saturna Sustainable Equity Fund portfolio. She is paid by Saturna Capital a salary, plus a bonus for each month the Saturna Sustainable Equity Fund portfolio earns a 4 or 5 star rating from Morningstar (see www.saturna.com). The officers are paid by Saturna Capital and not the Trust. As of November 30, 2022, all Saturna Capital employees listed above as officers owned shares in one or more of the Saturna Investment Trust funds, with Mrs. Carten owning (directly or indirectly) over $1.55 million.

[1]	Holds the same postion with Amana Mututal Funds Trust

Annual Report	November 30, 2022	19

Renewal of Investment Advisory Contract	(unaudited)

During their meeting of September 13, 2022, the Trustees of Saturna Investment Trust (the “Board” or “Trustees”), including the Independent Trustees, discussed the continuance of the Investment Advisory and Administrative Services Agreement (“Agreement”) between the Trust, on behalf of the Fund, and Saturna Capital. In considering the renewal of the Agreement, the Board, including the Independent Trustees, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, expenses and fees, the profitability of Saturna, the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow, and any other benefits derived by Saturna from its relationship with the Funds. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the decision to approve the agreements, and each Trustee may have given different weights to different factors, and, thus, each Trustee may have had a different basis for his or her decision.

The Trustees considered Saturna Capital’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the Fund’s portfolio manager and other key personnel at Saturna Capital. The Trustees discussed Saturna Capital’s experience, ability, and commitment to quality service through performing internally such functions as shareowner servicing, administration, accounting, marketing, and distribution – all in addition to investment management. The Trustees took into consideration Saturna Capital’s continued avoidance of significant operational and compliance problems, plus its continued investments in infrastructure, information management systems, personnel, training, compliance, and investor education materials, all designed to provide high quality investor services and meet investor needs. They recognized Saturna Capital’s efforts to recruit and retain qualified and experienced staff and improve the capital base on which Saturna Capital operates, which the Trustees believe is important to the long-term success of the Fund. They considered Saturna Capital’s focus on investors and its efforts to avoid potential conflicts of interest.

The Trustees considered the investment performance of the Fund over time, including the Fund’s average annual total returns relative to its benchmark for the one-, three-, five-, ten-, and fifteen year periods, all as of July 31, 2022. The Trustees also considered comparative performance information from Morningstar Inc. (“Morningstar”), which provides independent analysis of mutual fund data and, among other things, ranks mutual fund performance within categories comprised of similarly managed funds. The Trustees considered and discussed the Fund’s performance relative to its Morningstar category for the one-, three-, five-, ten-, and fifteen-year periods ended July 31, 2022. The Trustees also considered the Fund’s Morningstar overall performance rating (three stars), and the Fund’s performance rating relative to the Fund’s category selected by and Thomas Reuters Lipper (“Lipper”), as of July 31, 2022, noting that its Lipper total return rating was four on a scale of one to five, with five as the highest rating.

With respect to long-term performance, the Trustees found that the Fund was in the second quartile for its Morningstar category for the 10- and 15-year periods. The Trustees also considered the short- and medium-term performance of the Fund, noting that the Fund was in the first quartile for its Morningstar category for the one-, three- and five-year periods. The Trustees noted the risk-averse investment style of the Fund and other factors which can affect the Fund’s performance relative to its broader Morningstar category. The Trustees also noted certain differences between the Fund and the peer funds within its Morningstar category, including differences in investment strategies and asset size. The Trustees found that Saturna Capital continued to manage the Fund in a manner that is designed to be risk-averse and attractive to long- term investors. The Trustees discussed and considered the efforts of Saturna Capital to make additional resources available to assist in managing the Fund. The Trustees also considered Saturna Capital’s focus on improving investment performance without incurring materially higher levels of risk.

The Trustees also considered the performance and expenses of the Fund as compared to another Idaho municipal bond fund. The Trustees considered these comparative performance and expense data, along with the comparative data published by Morningstar and the Fund’s performance relative to its benchmark, to evaluate the Fund’s performance over near-term and long-term time periods.

The Trustees also reviewed the fees and expenses of the Fund, including comparative data on fees and expenses published by Morningstar, and considered the components of the Fund’s operating expenses. The Trustees noted the steps that Saturna Capital has undertaken to maintain competitive levels of Fund operating expenses. They noted the significant sponsorship of the Fund by Saturna Capital evidenced, in part, by certain fees and expenses paid by Saturna Capital out of its own resources. The Trustees recognized Saturna Capital’s efforts help make the Fund more widely available and less expensive than would otherwise be the case without Saturna Capital’s efforts.

The Trustees recognized that the Fund remains relatively small and there have not been opportunities to consider economies of scale. The Trustees noted Saturna Capital’s commitment to continue operating the Fund and the costs undertaken by Saturna Capital.

The Trustees reviewed Saturna Capital’s financial information and discussed the issue of Saturna Capital’s profitability, or lack thereof, as related to management and administration of the Trust. They discussed the reasonableness of Saturna Capital’s profitability as part of their evaluation of whether the advisory fees bear a reasonable relationship to the mix of services provided by Saturna Capital, including the nature, extent, and quality of such services.

The Trustees considered and compared the fees charged by Saturna Capital to other types of accounts, including non-mutual fund advisory clients. The Trustees noted the differences between the full range of services Saturna Capital provides to the Fund, including investment advisory and administrative services, transfer agency services, and other services, as compared to the investment advisory services provided to the other advisory accounts.

20	November 30, 2022	Annual Report

Renewal of Investment Advisory Contract (continued)	(unaudited)

The Trustees considered potential benefits to Saturna Capital’s other business lines from acting as investment adviser to the Fund, but also recognized that Saturna Capital’s other business lines also potentially benefit the Fund. The Trustees considered whether there are other potential benefits to Saturna Capital in continuing to manage the Fund and the Trustees found that there were no material benefits other than Saturna Capital’s receipt of advisory fees.

The Trustees concluded based on their business judgement that the fees paid by the Fund to Saturna Capital were, from an arm’s-length bargaining perspective, reasonable and in the best interest of the Fund and its shareowners in light of the services provided, comparative performance, expense and advisory fee information, costs of services provided, profits to be realized, and benefits derived or to be derived by Saturna Capital from its relationship with the Fund. Following this discussion, the Trustees, including the Independent Trustees, unanimously agreed to renew the Agreement of Idaho Tax-Exempt Fund with Saturna Capital.

Annual Report	November 30, 2022	21

Availability of Quarterly Portfolio Information

(1)

The Idaho Tax-Exempt Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Fund makes a complete schedule of portfolio holdings after the end of each month available at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www. idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www.idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

22	November 30, 2022	Annual Report

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	November 30, 2022	23

This report is issued for the information of the shareowners of the 1300 North State Street Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an Bellingham, WA 98225 effective prospectus relating to the securities of the Fund, a series www.saturna.com of Saturna Investment Trust. 1-800-728-8762 Saturna Brokerage Services, Distributor

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Registrant’s website at https://www.saturna.com/code-ethics. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert.

(a)(1)(i) The Trustees of Saturna Investment Trust determined, at their quarterly meeting of November 30, 2014, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ending November 30, 2022, and 2021, the aggregate audit fees billed for professional services rendered by the principal accountant were $105,000 and $102,150, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending November 30, 2022, and 2021.

(c) Tax Fees

For the fiscal years ending November 30, 2022, and 2021, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $24,000 and $23,130, respectively. Service includes preparation of the Funds' federal and state income tax returns.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending November 30, 2022, and 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Saturna Investment Trust Audit & Compliance Committee Charter:

C. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services

None of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended November 30, 2022, and 2021 were:

	Fiscal Year Ended
	November 2022	November 2021
All other fees:	$24,000	$23,130

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended November 30, 2022, and 2021 were:

Fiscal Year Ended
	November 2022	November 2021
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

a. The Registrant’s President and Treasurer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

b. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30e-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

(c) Registrant's Rule 30e-3 Notices pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

January 30, 2023
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

January 30, 2023
Date

By:

/s/ Christopher R. Fankhauser, Treasurer
Signature and Title

Christopher R. Fankhauser, Treasurer
Printed name and Title

January 30, 2023
Date

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